Filed with the Securities and Exchange Commission on July 31, 2006

                                                    1993 Act File No. 33-32476
                                                    1940 Act File No. 811-5970

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 38
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 39


                               Cash Account Trust
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois, 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

       John Millette, Secretary                       With a copy to:
          Cash Account Trust                         Deborah B. Eades
       222 South Riverside Plaza                      David A. Sturms
     Chicago, Illinois 60606-5808        Vedder, Price, Kaufman & Kammholz, P.C.
(Name and Address of Agent for Service)          222 North LaSalle Street
                                                  Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

/___/         Immediately upon filing pursuant to paragraph (b)
/___/         60 days after filing pursuant to paragraph (a)(1)
/___/         75 days after filing pursuant to paragraph (a)(2)
/ X /         On August 1, 2006 pursuant to paragraph (b)
/___/         On __________________ pursuant to paragraph (a)(1)
/___/         On __________________ pursuant to paragraph (a)(2) of Rule 485

              If appropriate, check the following box:

/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

This post-effective amendment contains the prospectuses and statements of additional information relating to the classes of the following series of the registrant:

o     Government & Agency Securities Portfolio - DWS Government & Agency Money
      Fund
o Government & Agency Securities Portfolio - DWS Government Cash Institutional Shares
o     Government & Agency Securities Portfolio - Government Cash Managed Shares
o     Tax-Exempt Portfolio - DWS Tax-Exempt Money Fund
o     Tax-Exempt Portfolio - DWS Tax-Free Money Fund Class S
o     Tax-Exempt Portfolio - Tax-Free Investment Class

--------------------------------------------------------------------------------


                                 AUGUST 1, 2006



                                   PROSPECTUS

                                 ----------------

                   GOVERNMENT & AGENCY SECURITIES PORTFOLIO


--------------------------------------------------------------------------------




                   DWS Government Cash Institutional Shares



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                               ONE GLOBAL FORCE. ONE FOCUS. YOU.     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

--------------------------------------------------------------------------------
Table of Contents



GOVERNMENT & AGENCY SECURITIES PORTFOLIO -- DWS GOVERNMENT CASH INSTITUTIONAL SHARES



How the Portfolio Works                      How to Invest in the Portfolio

  3  The Portfolio's Main Investment         15  Policies You Should Know About
     Strategy

  4  The Main Risks of Investing in the      16  How to Buy Shares
     Portfolio

  6  The Portfolio's Performance History     17  How to Sell Shares

  8  How Much Investors Pay                  22  Understanding Distributions and
                                                 Taxes
  9  Other Policies and Risks

  10 Who Manages and Oversees the
     Portfolio

  14 Financial Highlights

--------------------------------------------------------------------------------

                                                             TICKER SYMBOL XXXXX
Government & Agency Securities Portfolio




The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.


The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio exclusively invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History


The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Government Cash Institutional Shares are expected to commence operations after the completion of the reorganization of the Government & Agency Securities Portfolio of Investors Cash Trust into the Government & Agency Securities Portfolio of Cash Account Trust and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of the portfolio's Premier Money Market Shares. Although Premier Money Market Shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 730-1313. The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2001      3.29
2002      0.90
2003      0.17
2004      0.37
2005      2.28


2006 total return as of June 30: 1.84%
For the periods included in the bar chart:
Best Quarter: 1.23%, Q1 2001      Worst Quarter: 0.02%, Q1 2004


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005


--------------------------------------------------------------------------------
           1 Year                      5 Years              Since Inception*
--------------------------------------------------------------------------------
            2.28%                       1.39%                     1.99%
--------------------------------------------------------------------------------

*    Commencement of operations was on March 1, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


This fee table describes the fees and expenses that you may pay if you buy and hold DWS Government Cash Institutional Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.



--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)               None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee*                                                         0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses**                                                        0.05
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses***                            0.21
--------------------------------------------------------------------------------

* Does not reflect the management fee reduction that will be effective upon consummation of the merger of the Government & Agency Securities Portfolio of Investors Cash Trust into the Government & Agency Securities Portfolio of Cash Account Trust. If the merger is approved, the advisor has agreed to reduce its management fee such that after allocation of the fee to each series of Cash Account Trust the amount payable by the Government & Agency Securities Portfolio of Cash Account Trust is limited to 0.150% of the average daily net assets of the Government & Agency Securities Portfolio of Cash Account Trust.

** Other expenses are estimated since no DWS Government Cash Institutional Shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

*** Three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.24% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the figures above, this example helps you compare the portfolio's DWS Government Cash Institutional Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
         $22                  $68                 $118                $268
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


A complete list of the portfolio's holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

Who Manages and Oversees the Portfolio


The investment advisor


Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


DWS Government Cash Institutional Shares of the portfolio are expected to commence operations after the completion of the reorganization of the Government & Agency Securities Portfolio of Investors Cash Trust into the Government & Agency Securities Portfolio of Cash Account Trust and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the portfolio's Premier Money Market Shares, whose historical performance is shown on page 7. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).

Government & Agency Securities Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,         2006       2005       2004      2003       2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning  $  1.00    $  1.00    $  1.00   $  1.00    $  1.00
of period
--------------------------------------------------------------------------------
Net investment income          .029       .009       .001      .006        .02
--------------------------------------------------------------------------------
Less distributions from net  (.029)     (.009)     (.001)    (.006)      (.02)
investment income
--------------------------------------------------------------------------------
Net asset value, end of     $  1.00    $  1.00    $  1.00   $  1.00    $  1.00
period
--------------------------------------------------------------------------------
Total Return (%)               2.94        .87       .11^a       .65       2.03
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period     2,046      1,800      1,555     1,724      1,384
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before       1.01       1.03       1.03       .97        .98
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after        1.01       1.03       1.02       .97        .98
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment        2.93        .87        .11       .68       1.97
income (%)
--------------------------------------------------------------------------------


a  Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------
How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.


Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures, or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's DWS Government Cash Institutional Shares. The portfolio has seven other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 730-1313.

How to Buy Shares


Use these instructions to make investments.


Buying shares    First investment                   Additional investments
--------------------------------------------------------------------------------
                 $1,000,000 or more for all         o No minimum amount
                 accounts*
--------------------------------------------------------------------------------
By wire          o Call (800) 730-1313 to open an   o Instruct the wiring bank
                   account and get an account         to transmit the specified
                   number                             amount to UMB Bank, N.A.
                                                      with the information
                 o Please contact your financial      stated to the left
                   advisor for wire instructions
                   on purchase orders

                 o Complete a purchase application
                   and send it to us at the
                   address below
--------------------------------------------------------------------------------
By mail or       o Fill out and sign a purchase     o Send a check and a letter
express mail       application                        with your name, account
(see below)                                           number, the full name of
                 o Send it to us at the address       the portfolio and class,
                   below, along with an investment    and your investment
                   check made out to "Government &    instructions to us at the
                   Agency Securities Portfolio"       address below
--------------------------------------------------------------------------------


Regular, express,      DWS Scudder Investments Service Company,
registered, or         Institutional Money Funds -- Client Services
certified mail:        210 West 10th Street
                       Kansas City, MO 64105-1614

--------------------------------------------------------------------------------
E-Mail address:        ifunds@dws.com
--------------------------------------------------------------------------------


* The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with DWS Scudder Distributors, Inc. on behalf of the portfolio and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account. Investment minimums may also be waived for certain other individuals such as trustees and officers of Cash Account Trust.

How to Sell Shares

Use these instructions to sell shares in your account.


Selling shares
--------------------------------------------------------------------------------
By Expedited           If Expedited Redemption Service has been elected on the
Redemption Service     Purchase Application on file with the Transfer Agent,
                       redemption of shares may be requested   by:

                       o telephoning Client Services at (800) 730-1313

                       o faxing a request to (800) 537-9960
--------------------------------------------------------------------------------
By mail or express Write a letter that includes:
mail
                       o the portfolio, class, and account number from which you
                         want to sell shares

                       o the dollar amount or number of shares you want to sell

                       o your name(s), signature(s), and address, as they appear
                         on your account

                       o a daytime telephone number

                       Mail the letter to:


                         DWS Scudder Investments Service Company
                         Institutional Money Funds -- Client Services
                         210 West 10th Street
                         Kansas City, MO 64105-1614
--------------------------------------------------------------------------------
By phone               o Call (800) 730-1313 for instructions
--------------------------------------------------------------------------------

Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.


As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Expedited Redemption Service allows you to have proceeds from your sales of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 2:00 p.m. Eastern time will be processed that day, and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.


The portfolio accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.


With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order, if we receive your order by 2:00 p.m. Eastern time, although you won't receive that day's dividend. Money from other orders is normally sent out within one business day of when your order is processed (not when it is received) although, it could be delayed for up to seven days. It could also be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


The portfolio does not offer share certificates.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market portfolio for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


How the portfolio calculates share price

To calculate the net asset value per share or NAV, the portfolio uses the following equation:


                 TOTAL ASSETS - TOTAL
                     LIABILITIES
                --------------------------    =  NAV
                TOTAL NUMBER OF SHARES
                     OUTSTANDING

The price at which you buy and sell shares is the NAV.


In valuing securities, we typically use the amortized cost method (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the portfolio buys and rounds the per share NAV to the nearest whole cent.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing


Understanding Distributions and Taxes


The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.


The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different portfolio. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, a portion of the dividends from the portfolio is generally exempt from state and local income taxes. However, a portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

For More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 730-1313, or contact DWS Scudder at the address listed below. The SAI and shareholder reports are also available through the DWS Scudder Web site at www.moneyfunds.deam.us.db.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS Scudder                   SEC                     Distributor
--------------------------------------------------------------------------------
Institutional Money Funds --  100 F Street, N.E.      DWS Scudder Distributors,
Client Services               Washington, D.C. 20549  Inc.
210 West 10th Street          www.sec.gov             222 South Riverside Plaza
Kansas City, MO 64105-1614    (800) SEC-0330          Chicago, IL 60606-5808
ifunds@dws.com                                            (800) 621-1148
www.moneyfunds.deam-us.db.com
(800) 730-1313



SEC File Number:
Cash Account Trust                  811-5970
Government & Agency Securities Portfolio



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

                                 AUGUST 1, 2006



                                   PROSPECTUS

                                 ----------------

                   GOVERNMENT & AGENCY SECURITIES PORTFOLIO



--------------------------------------------------------------------------------




                         Government Cash Managed Shares







As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



GOVERNMENT & AGENCY SECURITIES PORTFOLIO -- GOVERNMENT CASH MANAGED SHARES


How the Portfolio Works                   How to Invest in the Portfolio

  3   The Portfolio's Main Investment      13   Policies You Should Know About
      Strategy
                                           15   How to Buy Shares
  4   The Main Risks of Investing in
      the Portfolio                        16   How to Sell Shares

  6   The Portfolio's Performance          21   Understanding Distributions
      History                                   and Taxes

  7   How Much Investors Pay

  8   Other Policies and Risks

  8   Who Manages and Oversees
      the Portfolio

 12   Financial Highlights

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL XXXXX


Government & Agency Securities Portfolio



The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.


The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio exclusively invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.


Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.


An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


Government Cash Managed Shares are expected to commence operations after the completion of the reorganization of the Government & Agency Securities Portfolio of Investors Cash Trust into the Government & Agency Securities Portfolio of Cash Account Trust and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of the portfolio's Premier Money Market Shares. Although Premier Money Market Shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177. The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA


2001      3.29
2002      0.90
2003      0.17
2004      0.37
2005      2.28


2006 Total Return as of June 30: 1.84%

For the periods included in the bar chart:

Best Quarter: 1.23%, Q1 2001            Worst Quarter: 0.02%, Q1 2004


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2005
--------------------------------------------------------------------------------


          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           2.28%                      1.39%                      1.99%
--------------------------------------------------------------------------------

*    Commencement of operations was on March 1, 2000.

For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Government Cash Managed Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)              None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee*                                                       0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.15
--------------------------------------------------------------------------------
Other Expenses**                                                       0.13
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses***                           0.44
--------------------------------------------------------------------------------

* Does not reflect the management fee reduction that will be effective upon consummation of the merger of the Government & Agency Securities Portfolio of Investors Cash Trust into the Government & Agency Securities Portfolio of Cash Account Trust. If the merger is approved, the advisor has agreed to reduce its management fee such that after allocation of the fee to each series of Cash Account Trust the amount payable by the Government & Agency Securities Portfolio of Cash Account Trust is limited to 0.150% of the average daily net assets of the Government & Agency Securities Portfolio of Cash Account Trust.

** Other expenses are estimated since no Government Cash Managed Shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

*** Three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.46% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the figures above, this example helps you compare the portfolio's Government Cash Managed Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example

       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------

         $45                 $141                 $246                $549
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the portfolio's holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.


The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and

(ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/ regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.


Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


The Government Cash Managed Shares of the portfolio are expected to commence operations after the completion of the reorganization of the Government & Agency Securities Portfolio of Investors Cash Trust into the Government & Agency Securities Portfolio of Cash Account Trust, and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the portfolio's Premier Money Market Shares, whose historical performance is shown on page 6. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).



Government & Agency Securities Portfolio -- Premier Money Market Shares


--------------------------------------------------------------------------------
 Years Ended April 30,         2006       2005       2004      2003       2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning  $  1.00    $  1.00    $  1.00   $  1.00    $  1.00
of period
--------------------------------------------------------------------------------
Net investment income          .029       .009       .001      .006        .02
--------------------------------------------------------------------------------
Less distributions from net
investment income            (.029)     (.009)     (.001)    (.006)      (.02)
--------------------------------------------------------------------------------
Net asset value, end of
period                      $  1.00    $  1.00    $  1.00   $  1.00    $  1.00
--------------------------------------------------------------------------------
Total Return (%)               2.94        .87       .11(a )    .65       2.03
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                  2,046      1,800      1,555     1,724      1,384
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         1.01       1.03       1.03       .97        .98
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         1.01       1.03       1.02       .97        .98
--------------------------------------------------------------------------------
Ratio of net investment
income (%)                     2.93        .87        .11       .68       1.97
--------------------------------------------------------------------------------

(a)  Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------

How to Invest in the Portfolio


The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from thoses described by the portfolio. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Government Cash Managed Shares. The portfolio has seven other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan


The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Government Cash Managed Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.15% of the portfolio's average daily net assets attributable to Government Cash Managed Shares. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.


Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

How to Buy Shares

Use these instructions to make investments.


Buying shares    First investment                   Additional investments
--------------------------------------------------------------------------------
                 $100,000 or more for all accounts* o $1,000 or more for regular accounts
                                                    o $100 or more for IRAs
                                                    o $50 or more with an
                                                      automatic investment plan
--------------------------------------------------------------------------------
By wire          o Call (800) 537-3177 to open an   o Instruct the wiring bank
                   account and get an account         to transmit the specified
                   number                             amount to UMB Bank, N.A.
                 o Please contact your financial      with the information
                   advisor for wire instructions      stated to the left.
                   on purchase orders
                 o Complete a purchase application
                   and send it to us at the
                   address below
--------------------------------------------------------------------------------
By mail or       o Fill out and sign a purchase     o Send a check and a letter
express mail       application                        with your name, account
(see below)      o Send it to us at the address       number, the full name of
                   below, along with an investment    the portfolio and class,
                   check made out to "Government &    and your investment
                   Agency Securities Portfolio"       instructions to us at the
                                                      address below
--------------------------------------------------------------------------------
With an          --                                 o To set up regular
automatic                                             investments, call
investment plan                                       (800) 537-3177
--------------------------------------------------------------------------------

Regular, express,      DWS Scudder Investments Service Company,
registered, or         Institutional Money Funds -- Client Services
certified mail:        210 West 10th Street
                       Kansas City, MO 64105-1614
--------------------------------------------------------------------------------
E-Mail address:        ifunds@dws.com
--------------------------------------------------------------------------------


* The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with DWS Scudder Distributors, Inc. on behalf of the portfolio and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account. Investment minimums may also be waived for certain other individuals such as trustees and officers of Cash Account Trust.

How to Sell Shares

Use these instructions to sell shares in your account.

Selling shares
--------------------------------------------------------------------------------
By Expedited           If Expedited Redemption Service has been elected on the
Redemption Service     Purchase Application on file with the Transfer Agent,
                       redemption of shares may be requested   by:
                       o telephoning Client Services at (800) 537-3177
                       o faxing a request to (800) 537-9960
--------------------------------------------------------------------------------
By mail or express     Write a letter that includes:
mail                   o the portfolio, class, and account number from which you
                         want to sell shares
                       o the dollar amount or number of shares you want to sell
                       o your name(s), signature(s), and address, as they appear
                         on your account
                       o a daytime telephone number

                       Mail the letter to:
                         DWS Scudder Investments Service Company
                         Institutional Money Funds -- Client Services
                         210 West 10th Street
                         Kansas City, MO 64105-1614
--------------------------------------------------------------------------------
By phone               o Call (800) 537-3177 for instructions
--------------------------------------------------------------------------------
With an automatic      o To set up regular cash payments from your account,
investment plan          call (800) 537-3177
--------------------------------------------------------------------------------
Using Checkwriting     o Call (800) 537-3177
--------------------------------------------------------------------------------

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00
p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.


Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Expedited Redemption Service allows you to have proceeds from your sales of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 2:00 p.m. Eastern time will be processed that day, and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Checkwriting enables you to sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $1,000 or for more than $5,000,000. A $10 service charge will be assessed for checks that are written for less than $1,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for redemption up to 10 days.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the

Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.


The portfolio accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, money orders, starter checks, third party checks, traveler's checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order, if we receive your order by 2:00 p.m. Eastern time, although you won't receive that day's dividend. Money from other orders is normally sent out within one business day of when your order is processed (not when it is received) although, it could be delayed for up to seven days. It could also be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


You may obtain additional information about other ways to sell your shares by contacing your financial advisor.


The portfolio does not offer share certificates.


Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.


How the portfolio calculates share price

To calculate the net asset value per share or NAV, the portfolio uses the following equation:

    TOTAL ASSETS - TOTAL
         LIABILITIES
----------------------------    = NAV
   TOTAL NUMBER OF SHARES
         OUTSTANDING

The price at which you buy and sell shares is the NAV.


In valuing securities, we typically use the amortized cost method (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the portfolio buys and rounds the per share NAV to the nearest whole cent.
Other rights we reserve


You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below the required minimum, we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your basic account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different portfolio. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.


Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.


For most shareholders, a portion of the dividends from the portfolio is generally exempt from state and local income taxes. However, a portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.


You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January.

These statements tell you the amount of dividends credited in the calendar year.

For More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call (800) 731-1313, or contact DWS Scudder at the address listed below. The SAI and shareholder reports are also available through the DWS Scudder Web site at www.moneyfunds.deam-us.db.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS Scudder                        SEC                Distributor
--------------------------------------------------------------------------------
Institutional Money Funds --       100 F Street, N.E. DWS Scudder Distributors,
Client Services                    Washington, D.C.   Inc.
210 West 10th Street               20549              222 South Riverside Plaza
Kansas City, MO 64105-1614         www.sec.gov        Chicago, IL 60606-5808
ifunds@dws.com                     (800) SEC-0330     (800) 621-1148
www.moneyfunds.deam.us.db.com
(800) 730-1313


SEC File Number:

Cash Account Trust

Government & Agency Securities Portfolio  811-5970
(08/01/06) SGMS-1

--------------------------------------------------------------------------------


                                 AUGUST 1, 2006


                                   PROSPECTUS

                                 ----------------

                   GOVERNMENT & AGENCY SECURITIES PORTFOLIO


--------------------------------------------------------------------------------

                       DWS Government & Agency Money Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.





                               ONE GLOBAL FORCE. ONE FOCUS. YOU.     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

Contents
--------------------------------------------------------------------------------


How the Portfolio Works                      How to Invest in the Portfolio

  4  The Portfolio's Main Investment         16 How to Buy Shares
     Strategy

  5  The Main Risks of Investing in the      18 How to Sell Shares
     Portfolio

  7  The Portfolio's Performance History     19 Policies You Should Know About

  8  How Much Investors Pay                  27 Understanding Distributions and
                                                Taxes
  9  Other Policies and Risks

  10 Who Manages and Oversees the
     Portfolio


  14 Financial Highlights

How the Portfolio Works

This portfolio is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.



Remember that money funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices aren't guaranteed, so be aware that you could lose money by investing in them.



You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------
                                                         DWS Government & Agency
                                                         Money Fund
                                       ticker symbol     XXXXX
                                         fund number     11

Government & Agency Securities Portfolio
--------------------------------------------------------------------------------


The Portfolio's Main Investment Strategy


The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments


The portfolio primarily invests in the following types of investments:


o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.


o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).


The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.


Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not invest primarily in US government and agency securities.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:


o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.


The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Government & Agency Money Fund shares are expected to commence operations after the completion of the reorganization of DWS Government & Agency Money Fund into the Government & Agency Securities Portfolio of Cash Account Trust and therefore do not have a full calendar year of performance. In the bar chart and the table, the performance figures reflect the historical performance of the portfolio's Premier Money Market Shares. Although Premier Money Market Shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at 1-800-621-1048. The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.



Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2001      3.29
2002      0.90
2003      0.17
2004      0.37
2005      2.28


2006 Total Return as of June 30: 1.84%
For the periods included in the bar chart:
Best Quarter: 1.23%, Q1 2001            Worst Quarter: 0.02%, Q1 2004

Average Annual Total Returns (%) as of 12/31/2005
--------------------------------------------------------------------------------
          1 Year                     5 Years               Since Inception*
--------------------------------------------------------------------------------
           2.28                       1.39                       1.99
--------------------------------------------------------------------------------

*    Commencement of operations was on March 1, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The portfolio does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold DWS Government & Agency Money Fund shares of the portfolio.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee*                                                      0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses**                                                      0.13
--------------------------------------------------------------------------------
Total Annual Operating Expenses***                                    0.29
--------------------------------------------------------------------------------

* Does not reflect the management fee reduction that will be effective upon consummation of the merger of the Government & Agency Securities Portfolio of Investors Cash Trust into the Government & Agency Securities Portfolio of Cash Account Trust. If the merger is approved, the advisor has agreed to reduce its management fee such that after allocation of the fee to each series of Cash Account Trust the amount payable by the Government & Agency Securities Portfolio of Cash Account Trust is limited to 0.150% of the average daily net assets of the Government & Agency Securities Portfolio of Cash Account Trust.

** Other expenses are estimated since no shares of DWS Government & Agency Money Fund were issued as of the portfolio's fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

*** Three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.45% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the portfolio's DWS Government & Agency Money Fund shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
         $30                  $93                 $163                $368
--------------------------------------------------------------------------------

Other Policies and Risks


While the sections on the previous pages describe the main points of the portfolio's strategy and risks, there are some other issues to know about:

o The Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations of short-term securities that are issued or guaranteed by the US government or its agencies or instrumentalities and repurchase agreements backed by these securities.


For more information


This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goal.


A complete list of the portfolio's holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.

Who Manages and Oversees the Portfolio


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor


DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.


The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers


A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience in managing money funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

      DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

      Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws
      (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in

      April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.


There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


DWS Government & Agency Money Fund shares of the portfolio are expected to commence operations after the completion of the reorganization of DWS Government & Agency Money Fund into the Government & Agency Securities Portfolio of Cash Account Trust and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the portfolio's Premier Money Market Shares, whose historical performance is shown on page 7. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).


Government & Agency Securities Portfolio -- Premier Money Market Shares


 Years Ended April 30,         2006       2005       2004      2003       2002
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning  $  1.00    $  1.00    $  1.00   $  1.00    $  1.00
of period
--------------------------------------------------------------------------------
Net investment income          .029       .009       .001      .006        .02
--------------------------------------------------------------------------------
Less distributions from net  (.029)     (.009)     (.001)    (.006)      (.02)
investment income
--------------------------------------------------------------------------------
Net asset value, end of     $  1.00    $  1.00    $  1.00   $  1.00    $  1.00
period
--------------------------------------------------------------------------------
Total Return (%)               2.94        .87       .11^a       .65       2.03
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period     2,046      1,800      1,555     1,724      1,384
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before       1.01       1.03       1.03       .97        .98
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after        1.01       1.03       1.02       .97        .98
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment        2.93        .87        .11       .68       1.97
income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

How to Invest in the Portfolio

The following pages tell you how to invest in the portfolio and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.


If you're investing through a "third party provider" -- for example, a financial advisor or workplace retirement plan -- your provider may have its own policies or instructions, and you should follow those.


Different terms also apply to investors who are using the portfolio as the core account for a MoneyPLUS AccountSM. Check your informational brochure or your account services guide.

How to Buy Shares

--------------------------------------------------------------------------------
Initial Investment
--------------------------------------------------------------------------------
                       $1,000 or more for regular accounts

                       $500 or more for IRAs

                       $10,000 or more for a MoneyPLUS AccountSM

                       $50 or more with an Automatic Investment Plan ($1,500 a
                        month for a MoneyPLUS AccountSM)

                       Make out your check to "DWS Government & Agency
                       Money Fund"
--------------------------------------------------------------------------------
By mail                o Fill out and sign an application

                       o Send the application and an investment check to:
                         DWS Scudder, P.O. Box 219356,
                           Kansas City, MO 64121-9356
--------------------------------------------------------------------------------
By wire                o Call 1-800-621-1048

                       o Fax your completed application to the representative,
                         who will provide you with an account number

                       o Have your bank wire your investment to: DWS Government
                         & Agency Money Fund, UMB Bank of Kansas City, N.A. ABA# 1010-0069-5

                       o You will also need to provide your name and account
                         number, along with the name and routing number for the fund of your choice:

                         o DWS Government & Agency Money Fund: 98-0116-259-4
--------------------------------------------------------------------------------
With an automatic      o For investing directly from your bank account, paycheck
investment plan          or government check


                       o Call 1-800-621-1048 to set up a plan or get
                         instructions
--------------------------------------------------------------------------------
By exchange            o To invest in the portfolio by selling shares in
                         another DWS Scudder fund, call 1-800-621-1048
--------------------------------------------------------------------------------
On the Internet        o If you are a current DWS Scudder shareholder, see the
                         instructions at www.dws-scudder.com
--------------------------------------------------------------------------------
Through                o Contact your representative using the method that's
a financial advisor      most convenient for you
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telephone representatives are available on business days from 9 a.m. to 6 p.m. Central time. Call toll-free 1-800-621-1048.

--------------------------------------------------------------------------------
Additional Investment
--------------------------------------------------------------------------------
                       $50 or more for regular accounts

                       $50 or more for IRAs

                       $50 or more a month with an Automatic Investment Plan

                       Make out your check to "DWS Government & Agency
                       Money Fund"
--------------------------------------------------------------------------------
By mail                o Send a check and a DWS Scudder investment slip to:
                         DWS Scudder, P.O. Box 219154,
                         Kansas City, MO 64121-9154

                       o No investment slip? Enclose a letter with your name,
                         fund and account number and your investment
                         instructions
--------------------------------------------------------------------------------
By wire                o Wire your investment using the wire instructions for
                         initial investments on the previous page
--------------------------------------------------------------------------------
By EZ-Transfer         o Call 1-800-621-1048 to make sure EZ-Transfer is set up
                         on your account; if it is, you can request a transfer
                         from your bank account of any amount between $50 and
                         $250,000
--------------------------------------------------------------------------------
By InvestorACCESS      o Call 1-800-621-1048 and follow the instructions
--------------------------------------------------------------------------------
With an automatic      o For investing directly from your bank account, paycheck
investment plan          or government check


                       o Call 1-800-621-1048 to set up a plan
--------------------------------------------------------------------------------
By exchange            o To invest in one of these funds by selling shares in
                         another DWS fund, call 1-800-621-1048
--------------------------------------------------------------------------------
On the Internet        o See the instructions at www.dws-scudder.com

                       o Click on "Account Access"
--------------------------------------------------------------------------------
Through                o Contact your representative using the method that's
a financial advisor      most convenient for you
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sending an investment by express, registered or certified mail?
Use this address: DWS Scudder Investments Service Company, 210 West 10th Street, Kansas City, MO 64105-1614

How to Sell Shares

--------------------------------------------------------------------------------
Selling Shares
--------------------------------------------------------------------------------
                       Some transactions, including most for over $100,000, can
                       only be ordered in writing; for more information, see
                       page 23
--------------------------------------------------------------------------------
By check               o Write a check on your account for at least $500
--------------------------------------------------------------------------------
By phone               o Call 1-800-621-1048 for instructions; a check will be
                         mailed to the address of record
--------------------------------------------------------------------------------
By wire o Call 1-800-621-1048 to make sure that wire transfer is set up on your account; if it is, you can request a wire to your bank account
--------------------------------------------------------------------------------
By EZ-Transfer         o Call 1-800-621-1048 to make sure EZ-Transfer is set up
                         on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $250,000
--------------------------------------------------------------------------------
By exchange            o To sell shares in another DWS fund and invest in one
                         of these funds, call 1-800-621-1048
--------------------------------------------------------------------------------
By mail                o Write a letter that includes:

                         o the fund and account number from which you want to
                           sell shares
                         o the dollar amount you want to sell
                         o your name(s), signature(s), and address, exactly as
                           on your account
                       o Send the letter to: DWS Scudder, P.O. Box 219557,
                           Kansas City, MO 64121-9557
--------------------------------------------------------------------------------
With an automatic      o To set up regular exchanges or withdrawals among DWS
exchange or              funds, call 1-800-621-1048
withdrawal plan
--------------------------------------------------------------------------------
In a MoneyPLUS         o To add unlimited checkwriting and a VISAR Check Card to
AccountSM                your account, call 1-800-621-1048 (annual fee and some
                         transaction fees apply)
--------------------------------------------------------------------------------
On the Internet        o Follow the instructions at www.dws-scudder.com

                       o Click on "Account Access"
--------------------------------------------------------------------------------
Through a financial    o Contact your representative using the method that's
advisor                  most convenient for you
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telephone representatives are available on business days from 9 a.m. to 6 p.m. Central time. Call toll-free 1-800-621-1048.

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's DWS Government & Agency Money Fund shares. The portfolio has seven other share classes, which are described in separate prospectuses and which have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial services firm or call 1-800-621-1048.

Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.


Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination, may be rejected based upon certain guidelines. In particular, only shareholders known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Automated phone information is available 24 hours a day by calling 1-800-621-1048. You can use your automated telephone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. If you signed up for telephone services, you can also use this service to make exchanges and to buy and sell shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

EZ-Transfer lets you set up a link between a DWS Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call or on the Internet at www.dws-scudder.com. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up EZ-Transfer on a new account, see the account application, which can also be downloaded from our Web site; to add it to an existing account, call 1-800-621-1048.

If you are investing in these funds through a Money PLUS AccountSM, you have access to a number of different features and your policies and fees are different in some cases. For example, there is no minimum dollar amount on checks you write, and you can access your account using a VISAR Check Card (a debit card). For more information on the MoneyPLUS Account, its cash management features and its policies and fees, call 1-800-621-1048.


Checkwriting enables you to sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you'll be charged a $10 service fee when you write a check for less than $500. You'll also be charged a $10 service fee when you write a check that's larger than your available balance at the time the check is presented to us, and we will not be able to honor the check. We also cannot honor any check for more than $5,000,000, or any check written on an account on which there is a Power of Attorney. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone at 1-800-621-1048 or write (DWS Scudder, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolio accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you want to sell more than $100,000 worth of shares, or send the proceeds to a third party or a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.


Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-621-1048 at a later date.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws-scudder.com.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The portfolio can only send wires of $1,000 or more and accept wires of $50 or more.

The portfolio does not issue share certificates.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or EZ-Transfer and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Redemption payments may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How the portfolio calculates share price

The share price is the net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:



                 TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------    =  NAV
                TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.


In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discount above or below the face value of any securities the portfolio buys and rounds the per share NAV to the nearest whole cent.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability


o charge you $3 a month if your balance falls below $1,000 for the last 30 days (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimum at any time)


o  reject or limit purchases of shares for any reason without prior notice


o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes


The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations.

The portfolio may make additional distributions for tax purposes if necessary.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

A portion of dividends from the portfolio is generally exempt from state and local income taxes. However, a portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short-term capital gains.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

For More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically. For more copies, call 1-800-621-1048 or visit our Web site at www.dws-scudder.com.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call 1-800-621-1048.The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.



DWS Scudder                  SEC                      Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza    100 F Street, N.E.       DWS Scudder Distributors,
Chicago, IL 60606-5808       Washington, D.C. 20549   Inc.
www.dws-scudder.com          www.sec.gov              222 South Riverside Plaza
1-800-621-1048               1-800-SEC-0330           Chicago, IL 60606-5808
                                                      1-800-621-1148



SEC File Number:
Cash Account Trust
Government & Agency Securities Portfolio 811-5970



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

                                 AUGUST 1, 2006



                                   PROSPECTUS

                                 -----------------

                              TAX-EXEMPT PORTFOLIO



--------------------------------------------------------------------------------

                            DWS Tax-Exempt Money Fund



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents
--------------------------------------------------------------------------------


     How the Portfolio Works                   How to Invest in the Portfolio

       4  The Portfolio's Main Investment       19  How to Buy Shares
          Strategy
                                                21  How to Sell Shares
       7  The Main Risks of Investing
          in the Portfolio                      22  Policies You Should Know
                                                    About
       9  The Portfolio's Performance
          History                               30  Understanding Distributions
                                                    and Taxes
      11  How Much Investors Pay


      12  Other Policies and Risks


      12  Who Manages and Oversees
          the Portfolio

      17  Financial Highlights

How the Portfolio Works

This portfolio is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.


Remember that money funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices aren't guaranteed, so be aware that you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------


                             ticker symbol     DWS Tax-Exempt Money Fund

                               fund number     29

Tax-Exempt Portfolio
--------------------------------------------------------------------------------

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase;

o The portfolio buys short-term municipal obligations that at the time of purchase:


     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);


     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments


The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio may invest up to 35% of its net assets in MTRs.


o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.


o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to Federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Tax-Exempt Money Fund shares are expected to commence operations after the completion of the reorganization of DWS Tax-Exempt Money Fund into the Tax-Exempt Portfolio and therefore does not have a full calendar year of performance. In the bar chart and the table, the performance figures are based on the historical performance of the portfolio's DWS Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of DWS Tax-Exempt Money Fund. Although DWS Tax-Exempt Cash Institutional Shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current yield, investors may call the portfolio's Service Center at
(800) 621-1048. The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.



Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2000      4.00
2001      2.64
2002      1.20
2003      0.85
2004      1.00
2005      2.20


2006 Total Return as of June 30: 1.50%


For the periods included in the bar chart:


Best Quarter: 1.04%, Q4 2000              Worst Quarter: 0.17%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005
--------------------------------------------------------------------------------

          1 Year                     5 Years               Since Inception*
--------------------------------------------------------------------------------
           2.20                       1.57                       2.01
--------------------------------------------------------------------------------

*    Commencement of operations was on November 17, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay


The portfolio does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold DWS Tax-Exempt Money Fund shares of the portfolio.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                                      0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------

Other Expenses*                                                       0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                     0.27
--------------------------------------------------------------------------------

* Other expenses are estimated since no shares of DWS Tax-Exempt Money Fund were issued as of the portfolio's fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's DWS Tax-Exempt Money Fund shares total operating expenses at 0.40% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the portfolio's DWS Tax-Exempt Money Fund shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
                                   1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------


DWS Tax-Exempt Money Fund shares     $28         $87        $152         $343
--------------------------------------------------------------------------------

Other Policies and Risks


While the sections on the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

A complete list of the portfolio's holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information


This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual portfolio will achieve its goal.


Who Manages and Oversees the Portfolio


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor


DeIM, which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.


The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers


A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience in managing money funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


DWS Tax-Exempt Money Fund shares of the portfolio are expected to commence operations after the completion of the reorganization of DWS Tax-Exempt Money Fund into the Tax-Exempt Portfolio and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the portfolio's DWS Tax-Exempt Cash Institutional Shares, whose historical performance was used to impute the performance shown for the DWS Tax-Exempt Money Fund shares on page 9. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).

Tax-Exempt Portfolio -- DWS Tax-Exempt Cash Institutional Shares

 Years Ended April 30,                2006     2005     2004      2003     2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Net investment income                  .026     .014     .009     .012       .02
--------------------------------------------------------------------------------
Less distributions from net
investment income                   (.026)   (.014)   (.009)   (.012)     (.02)
--------------------------------------------------------------------------------
Net asset value, end of period      $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                      2.64    1.38(a)    .86     1.17      1.98
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                           370      413      331      284       202
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         .21      .21      .20      .23       .21
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         .21      .20      .20      .23       .21
--------------------------------------------------------------------------------
Ratio of net investment income (%)    2.61     1.38      .85     1.18      1.95
--------------------------------------------------------------------------------

(a) Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been 1.15%.

How to Invest in the Portfolio

The following pages tell you how to invest in the portfolio and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.


If you're investing through a "third party provider" -- for example, a financial advisor or workplace retirement plan -- your provider may have its own policies or instructions, and you should follow those.


Different terms also apply to investors who are using the portfolio as the core account for a MoneyPLUS AccountSM. Check your informational brochure or your account services guide.

How to Buy Shares
================================================================================
Initial Investment
================================================================================
                     $50 or more for regular accounts

                     $50 or more for IRAs

                     $10,000 or more for a MoneyPLUS AccountSM

                     $50 or more with an Automatic Investment Plan ($1,500 a
                      month for a MoneyPLUS AccountSM)


                     Make out your check to "Tax-Exempt Portfolio"

================================================================================
By mail              o Fill out and sign an application

                     o Send the application and an investment check to:
                       DWS Scudder, P.O. Box 219356,
                       Kansas City, MO 64121-9356
================================================================================
By wire              o Call 1-800-621-1048

                     o Fax your completed application to the representative,
                       who will provide you with an account number

                     o Have your bank wire your investment to:
                       UMB Bank of Kansas City, N.A. ABA# 1010-0069-5

                     o You will also need to provide your name and account
                       number, along with the name and routing number for the fund:


                    o Tax-Exempt Portfolio: 98-0119-985-4

================================================================================
With an automatic   o For investing directly from your bank account, paycheck
investment plan       or government check

                    o Call 1-800-621-1048 to set up a plan or get instructions
================================================================================

By exchange         o To invest in the portfolio by selling shares in
                      another DWS fund, call 1-800-621-1048

================================================================================
On the Internet     o If you are a current DWS shareholder, see the
                      instructions at www.dws-scudder.com
================================================================================
Through             o Contact your representative using the method that's
a financial advisor   most convenient for you
================================================================================


--------------------------------------------------------------------------------


Telephone representatives are available on business days from 9 a.m. to 6 p.m. Central time. Call toll-free 1-800-621-1048.

================================================================================
Additional Investment
================================================================================
                     $50 or more for regular accounts

                     $50 or more for IRAs

                     $50 or more a month with an Automatic Investment Plan


                     Make out your check to "Tax-Exempt Portfolio"

================================================================================
By mail              o Send a check and a DWS Scudder investment slip to:
                       DWS Scudder, P.O. Box 219154,
                       Kansas City, MO 64121-9154

                     o No investment slip? Enclose a letter with your name,
                       fund and account number and your investment instructions
================================================================================
By wire              o Wire your investment using the wire instructions for
                       initial investments on the previous page
================================================================================
By EZ-Transfer       o Call 1-800-621-1048 to make sure EZ-Transfer is set up
                       on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $250,000
================================================================================

By phone             o Call 1-800-621-1048 and follow the instructions

================================================================================
With an automatic    o For investing directly from your bank account, paycheck
investment plan        or government check

                     o Call 1-800-621-1048 to set up a plan
================================================================================

By exchange          o To invest in this portfolio by selling shares in
                       another DWS fund, call 1-800-621-1048

================================================================================
On the Internet      o See the instructions at www.dws-scudder.com

                     o Click on "Account Access"
================================================================================
Through              o Contact your representative using the method that's
a financial advisor      most convenient for you
================================================================================


--------------------------------------------------------------------------------

Sending an investment by express, registered or certified mail? Use this address: DWS Scudder Investments Service Company, 210 West 10th Street, Kansas City, MO 64105-1614

How to Sell Shares
================================================================================
Selling Shares
================================================================================

                     Some transactions, including most for over $100,000, can only be ordered in writing; for more information, see page 26

================================================================================
By check             o Write a check on your account for at least $500
================================================================================
By phone             o Call 1-800-621-1048 for instructions; a check will be
                       mailed to the address of record
================================================================================
By wire o Call 1-800-621-1048 to make sure that wire transfer is set up on your account; if it is, you can request a wire to your bank account
================================================================================
By EZ-Transfe        o Call 1-800-621-1048 to make sure EZ-Transfer is set up
                       on your account; if it is, you can request a transfer
                       to your bank account of any amount between $50 and
                       $250,000
================================================================================
By exchange          o To sell shares in another DWS fund and invest in one
                       of these funds, call 1-800-621-1048
================================================================================
By mail o Write a letter that includes:

                     o the fund and account number from which you want to
                       sell shares

                     o the dollar amount you want to sell

                     o your name(s), signature(s), and address, exactly as
                       on your account

                     o Send the letter to: DWS Scudder, P.O. Box 219557,
                       Kansas City, MO 64121-9557
================================================================================

With an automatic    o To set up regular exchanges or withdrawals among DWS
exchange or            funds, call 1-800-621-1048
withdrawal plan

================================================================================
In a MoneyPLUS       o To add unlimited checkwriting and a VISAR Check Card to
AccountSM              your account, call 1-800-621-1048 (annual fee and some
                       transaction fees apply)
================================================================================
On the Internet      o Follow the instructions at www.dws-scudder.com

                     o Click on "Account Access"
==============================================================================
Through a financial  o Contact your representative using the method that's
advisor                most convenient for you
================================================================================

--------------------------------------------------------------------------------


Telephone representatives are available on business days from 9 a.m. to 6 p.m. Central time. Call toll-free 1-800-621-1048.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's DWS Tax-Exempt Money Fund shares. The portfolio's other classes are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial services firm or call 1-800-621-1048.


Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.

As noted earlier, the portfolio seeks to maintain a stable $1.00 share price.


You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange portfolio shares.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 3:00 p.m. Eastern time and can be identified as an investment in the portfolio will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination, may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Automated telephone service is available 24 hours a day by calling 1-800-621-1048. You can use your automated telephone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. If you signed up for telephone services, you can also use this service to make exchanges and to buy and sell shares.


EZ-Transfer lets you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call or on the Internet at www.dws-scudder.com. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up EZ-Transfer on a new account, see the account application, which can also be downloaded from our Web site; to add it to an existing account, call 1-800-621-1048.


If you are investing in the portfolio through a Money PLUS AccountSM, you have access to a number of different features and your policies and fees are different in some cases. For example, there is no minimum dollar amount on checks you write, and you can access your account using a VISAR Check Card (a debit card). For more information on the MoneyPLUS Account, its cash management features and its policies and fees, call 1-800-621-1048.

Checkwriting enables you to sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you'll be charged a $10 service fee when you write a check for less than $500. You'll also be charged a $10 service fee when you write a check that's larger than your available balance at the time the check is presented to us, and we will not be able to honor the check. We also cannot honor any check for more than $5,000,000, or any check written on an account on which there is a Power of Attorney. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws-scudder.com.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone at 1-800-621-1048 or write (DWS Scudder, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolio accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-621-1048 at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The portfolio can only send wires of $1,000 or more and accept wires of $50 or more.

The portfolio does not issue share certificates.


When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check or EZ-Transfer and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How the portfolio calculates share price

The share price is the net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:



                  TOTAL ASSETS - TOTAL LIABILITIES        =  NAV
            --------------------------------------------
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.


In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discount above or below the face value of any securities the portfolio buy and rounds the per share NAV to the nearest whole cent.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o charge you $3 a month if your balance falls below $1,000 for the last 30 days (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the portfolio generally won't make a redemption in kind unless your requests over the 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimum at any time)

o  reject or limit purchases of shares for any reason without prior notice

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes


The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations.

The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different portfolio. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the portfolio) are taxable as ordinary income. The portfolio does not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from the portfolio are generally exempt from Federal income tax. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short-term or long-term capital gains

o Because the portfolio can invest in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.


You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

For More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically. For more copies, call 1-800-621-1048 or visit our Web site at www.dws-scudder.com.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call 1-800-621-1048. The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.


DWS Scudder                  SEC                      Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza    100 F Street, N.E.       DWS Scudder Distributors,
Chicago, IL 60606-5808       Washington, D.C.         Inc.
www.dws-scudder.com          20549-2001               222 South Riverside Plaza
1-800-621-1048               www.sec.gov              Chicago, IL 60606-5808
                             1-800-SEC-0330           1-800-621-1148
SEC File Number:



Cash Account Trust
Tax-Exempt Portfolio                811-5970


                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                                        Cash Account Trust Tax-Exempt Portfolio

                                        P R O S P E C T U S

                                        August 1, 2006

                                        Tax-Free Investment Class



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


   How the Portfolio Works                              How to Invest in the Portfolio

     3  The Portfolio's Main Investment                  14  Policies You Should Know About
        Strategy
                                                         21  Understanding Distributions and Taxes
     5  The Main Risks of Investing in
        the Portfolio

     7  The Portfolio's Performance
        History

     8  How Much Investors Pay


     9  Other Policies and Risks

    10  Who Manages and Oversees the Portfolio

    13  Financial Highlights

--------------------------------------------------------------------------------

                                                             TICKER SYMBOL XXXXX

Tax-Exempt Portfolio
Tax-Free Investment Class



The Portfolio's Main Investment Strategy


The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.


The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.


o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio


There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.


Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.


Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Tax-Free Investment Class shares are expected to commence operations after the completion of the reorganization of Tax Free Money Fund Investment and Tax-Free Series of Cash Reserve Fund, Inc. into the Tax-Exempt Portfolio. In the bar chart and the table, the performance figures are based on the historical performance of the portfolio's DWS Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of the Tax-Free Investment Class. Although DWS Tax-Exempt Cash Institutional Shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current yield, investors may call the portfolio's Service Center at
(800) 537-3177. The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year.

The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------


2000      3.52
2001      2.17
2002      0.73
2003      0.38
2004      0.54
2005      1.73


2006 total return as of June 30: 1.27%


For the periods included in the bar chart:


Best Quarter: 0.92%, Q4 2000    Worst Quarter: 0.06%, Q3 2003




Average Annual Total Returns as of 12/31/2005

              1 Year                    5 Years                 Since Inception*
--------------------------------------------------------------------------------

               1.73%                       1.11%                  1.54%
--------------------------------------------------------------------------------

*    Commencement of operations was on November 17, 1999.


Total returns would have been lower if operating expenses hadn't been reduced.


For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Tax-Free Investment Class shares of the portfolio. This information doesn't include any fees that you may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%) (paid directly from your investment)              None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                         0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.32
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                            0.73
--------------------------------------------------------------------------------

* Other expenses are estimated since no Tax-Free Investment Class shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's Tax-Free Investment Class shares total operating expenses at 0.73% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------


Based on the costs above, this example helps you compare the portfolio's Tax-Free Investment Class expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------

     $75           $233         $406                       $906
--------------------------------------------------------------------------------

Other Policies and Risks


While the sections on the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

o A complete list of the portfolio's holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, 10154 makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


Tax-Free Investment Class shares of the portfolio are expected to commence operations after the completion of the reorganization of Tax Free Money Fund Investment and Tax-Free Series of Cash Reserve Fund, Inc. into the Tax-Exempt Portfolio and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the portfolio's DWS Tax-Exempt Cash Institutional Shares, whose historical performance was used to impute the performance shown for the Tax-Free Investment Class shares on page 7. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).

Tax-Exempt Portfolio -- DWS Tax-Exempt Cash Institutional Shares

--------------------------------------------------------------------------------
 Years Ended April 30,                2006     2005     2004     2003      2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Net investment income                 .026     .014     .009     .012       .02
--------------------------------------------------------------------------------
Less distributions from net          (.026)   (.014)   (.009)   (.012)     (.02)
investment income
--------------------------------------------------------------------------------
Net asset value, end of period      $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                      2.64     1.38^a    .86     1.17      1.98
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period              370      413      331      284       202
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense       .21      .21      .20      .23       .21
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        .21      .20      .20      .23       .21
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)    2.61     1.38      .85     1.18      1.95
--------------------------------------------------------------------------------

^a Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been 1.15%.

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.


If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Tax-Free Investment Class. Tax-Exempt Portfolio has eight other share classes. The portfolio's additional classes are described in separate prospectuses and have different fees, requirements and services.

Distribution and Shareholder Servicing Plan

The portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, the portfolio pays an annual distribution fee, payable monthly, of 0.25% of the portfolio's average daily net assets attributable to Tax-Free Investment Class shares. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

The portfolio has adopted a shareholder service plan for Tax-Free Investment Class. Under the terms of the shareholder service plan, the portfolio will pay the Distributor an annual service fee of 0.07% of the portfolio's average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under the applicable 12-b1 Plan.


Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.



Buying and Selling Portfolio Shares

How to contact the portfolio's Service Center

By Phone:              (800) 621-1048
================================================================================
First Investment By    Deutsche Asset Management
Mail:                  c/o DWS Scudder
                       PO Box 219356
                       Kansas City, MO 64121-9356
================================================================================
Additional             Deutsche Asset Management
Investments By Mail:   c/o DWS Scudder
                       PO Box 219154
                       Kansas City, MO 64121-9154
================================================================================
By Express Registered  Deutsche Asset Management
or Certified Mail:     c/o DWS Scudder
                       210 W. 10th Street
                       Kansas City, MO 64105-1614
================================================================================

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum account investments

Initial purchase:
================================================================================
   Initial investment in Investment Class shares                    $2,000
================================================================================
   IRA account, initial investment                                  $1,000
================================================================================
   Initial investment for shareholders of other Deutsche Asset      $500
      Management Funds' Investment Class shares
================================================================================
   Automatic investing plan, initial investment                     $250
================================================================================
   Minimum investment for qualified retirement plans (such as        $0
      401(k), pension or profit sharing plans)
================================================================================
Account balance:
================================================================================
   Non-retirement account                                           $500
================================================================================
   IRA account                                                       $0
================================================================================

Accounts opened through a financial advisor may have different minimum investment amounts.

The portfolio and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the portfolio may be offered to directors and trustees of any mutual fund advised or administered by DeAM, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children without regard to the minimum investment required.

How to open your portfolio account

================================================================================
By Mail:               Complete and sign the account application that
                       accompanies this prospectus. (You may obtain additional
                       applications by calling the Service Center.) Mail the
                       completed application along with a check payable to the
                       portfolio you have selected to the Service Center. The
                       addresses are shown under "How to contact the portfolio's
                       Service Center."
================================================================================
By Wire:               Call the Service Center to set up a wire account.
================================================================================

Please note that your account cannot become activated until we receive a completed application via mail.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at (800) 621-1048.

Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to the portfolio, to the Service Center. Be sure to include the portfolio number and your account number (see your account statement) on your check. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third-party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

The portfolio number for Tax-Free Investment Class is ___.

Selling: Send a signed letter to the Service Center with your name, your portfolio number and account number, the portfolio's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management or DWS fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at
(800) 621-1048 to inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.

================================================================================
Bank Name:             Deutsche Bank Trust Company Americas
================================================================================
Routing No:            021001033
================================================================================
Attn:                  Deutsche Asset Management Funds
================================================================================
DDA No:                00-226-296
================================================================================
FBO:                   (Account name)
                       (Account number)
================================================================================
Credit:                Tax-Free Investment Class -- Tax-Exempt Portfolio -- ___
================================================================================

Refer to your account statement for the account name, number and portfolio number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at (800) 621-1048 and inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. Wire transfers may be restricted on holidays and at certain other times.


Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.


As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.


The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time for effectiveness at the 3:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.


Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


Checkwriting enables you to sell shares of the portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.


Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.


The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

The portfolio does not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolios' transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although those set by the portfolio are as follows:


o  Minimum initial investment: $2,000


o  Minimum additional investment: $100

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
             --------------------------------------------  =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.


In valuing securities, we typically use the amortized cost method (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the portfolio buys and rounds the per share NAV to the nearest whole cent.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $2,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less


o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons


o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.


Understanding Distributions and Taxes


The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the portfolio) are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from the portfolio are generally exempt from federal income tax. However, there are a few exceptions:


o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.


You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.


The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.


Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact DWS Scudder at (800) 621-1048.



SEC
100 F Street, N.E.
Washington, D.C. 20549
www.sec.gov
(800) SEC-0330


SEC File Number:

Cash Account Trust              811-5970
Tax-Exempt Portfolio

                                 AUGUST 1, 2006




                                    PROSPECTUS

                                 -----------------

                               TAX-EXEMPT PORTFOLIO


--------------------------------------------------------------------------------





                         DWS Tax-Free Money Fund Class S




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

   How the Portfolio Works                   How to Invest in the Portfolio

     4  The Portfolio's Main Investment       18  How to Buy, Sell and Exchange
        Strategy                                  Shares

     7  The Main Risks of Investing           20  Policies You Should Know
        in the Portfolio                          About

     9  The Portfolio's Performance           27  Understanding Distributions
        History                                   and Taxes


    10  How Much Investors Pay

    11  Other Policies and Risks


    12  Who Manages and Oversees
        the Portfolio


    16  Financial Highlights

How the Portfolio Works

This portfolio is a money fund, meaning that it seeks to maintain a stable $1.00 share price to preserve the value of your investment.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices aren't guaranteed, so be aware that you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------


                                                 DWS Tax-Free Money Fund Class S


                             ticker symbol

                               fund number


Tax-Exempt Portfolio
--------------------------------------------------------------------------------

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase;

o The portfolio buys short-term municipal obligations that at the time of purchase:

          - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

          - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);


          - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

          - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments


The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio may invest up to 35% of its net assets in MTRs.


o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.


o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or may cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to Federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the returns for the portfolio over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

DWS Tax-Free Money Fund Class S shares are expected to commence operations after the completion of the reorganization of DWS Tax-Free Money Fund into the Tax-Exempt Portfolio and therefore does not have a full calendar year of performance. In the bar chart and the table, the performance figures are based on the historical performance of the portfolio's DWS Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of the DWS Tax-Free Money Fund Class S shares. Although DWS Tax-Exempt Cash Institutional Shares are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current yield, investors may call the portfolio's Service Center at
(800) 728-3337. The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


Annual Total Returns (%) as of 12/31 each year THE ORIGINAL DOCUMENT CONTAINS A


BAR CHART HERE

BAR CHART DATA:


2000      4.01
2001      2.65
2002      1.21
2003      0.86
2004      1.01
2005      2.21


2006 Total Return as of June 30: 1.51%

For the periods included in the bar chart:

Best Quarter: 1.04%, Q4 2000              Worst Quarter: 0.18%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                             1 Year            5 Years        Since Inception*
--------------------------------------------------------------------------------
                              2.21               1.58               2.02
--------------------------------------------------------------------------------

*    Commencement of operations was on November 17, 1999.

For more recent performance information, contact the financial services firm from which you obtained this prospectus.


How Much Investors Pay


The portfolio has no sales charges or other shareholder fees. The portfolio does have annual operating expenses and as a shareholder you pay them indirectly. This fee table describes the fees and expenses that you may pay if you buy and hold DWS Tax-Free Money Fund Class S shares of the portfolio.


--------------------------------------------------------------------------------
Fee Table                                                           Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from                                  None
your investment
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                                      0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------

Other Expenses*                                                       0.14
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       0.30
--------------------------------------------------------------------------------

* Other expenses are estimated since no shares of DWS Tax-Free Money Fund -- Class S were issued as of the portfolio's fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's DWS Tax-Free Money Fund Class S shares total operating expenses at 0.70% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the portfolio's DWS Tax-Free Money Fund Class S shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                           1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------

DWS Tax-Free Money Fund Class       $31          $97         $169        $381
S shares
--------------------------------------------------------------------------------

Other Policies and Risks


While the sections on the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know.

A complete list of the portfolio's holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio's top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio's portfolio holdings.


For more information


This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor


DeIM is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

The portfolio's shareholder report for the semiannual period ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

The portfolio managers


A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience in managing money market funds.


Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.


There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters


DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights


The DWS Tax-Free Money Fund Class S shares of the portfolio are expected to commence operations after the completion of the reorganization of DWS Tax-Free Money Fund into the Tax-Exempt Portfolio and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the portfolio's DWS Tax-Exempt Cash Institutional Shares, whose historical performance was used to impute the performance shown for the DWS Tax-Free Money Fund Class S shares on page NO TAG. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).

Tax-Exempt Portfolio -- DWS Tax-Exempt Cash Institutional Shares


--------------------------------------------------------------------------------
 Years Ended April 30,         2006       2005       2004      2003       2002
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning  $ 1.00     $ 1.00     $ 1.00    $ 1.00     $ 1.00
of period
--------------------------------------------------------------------------------
Net investment income         .026       .014       .009      .012        .02
--------------------------------------------------------------------------------
Less distributions from net
investment income           (.026)     (.014)     (.009)    (.012)      (.02)
--------------------------------------------------------------------------------
Net asset value, end of
period                      $ 1.00     $ 1.00     $ 1.00    $ 1.00     $ 1.00
--------------------------------------------------------------------------------
Total Return (%)              2.64      1.389(a)     .86      1.17       1.98
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period      370        413        331       284        202
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before       .21        .21        .20       .23        .21
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after        .21        .20        .20       .23        .21
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment       2.61       1.38        .85      1.18       1.95
income (%)
--------------------------------------------------------------------------------

(a) Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been 1.15%.

How to Invest in the Portfolio

The following pages tell you how to invest in this portfolio and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.


If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to "DWS Scudder."

================================================================================
First investment                          Additional investments
================================================================================
$2,500 or more; $1,000 or more for IRAs   $50 or more for regular accounts and
                                          IRA accounts

                                          $50 or more with an Automatic
                                          Investment Plan
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a DWS Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "DWS Scudder"
================================================================================
By wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
By phone

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-728-3337
================================================================================
Using QuickBuy

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
On the Internet
================================================================================

o Go to "funds and prices" at             o Call 1-800-728-3337 to ensure you
  www.dws-scudder.com                       have electronic services

o Print out a prospectus and a new        o Register at www.dws-scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================


--------------------------------------------------------------------------------

Regular mail:
First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
To open a new account: same minimum as    Some transactions, including most for
for a new investment                      over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
For exchanges between existing accounts:  24
$50 or more
================================================================================
By phone or wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
Using SAIL(TM)


o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions

================================================================================
By mail or express mail
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments
                                            from a DWS fund account, call
                                            1-800-728-3337
================================================================================
Using QuickSell

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
On the Internet

o Register at www.dws-scudder.com         o Register at www.dws-scudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================


To reach us:   Web site: www.dws-scudder.com

               Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET

               TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's DWS Tax-Free Money Fund Class S shares. The portfolio's other classes are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call or 1-800-728-3337.


Policies about transactions


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day, at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.

As noted earlier, the portfolio seeks to maintain a stable $1.00 per share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling or 1-800-728-3337.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange portfolio shares.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination, may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.


When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.


As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.


--------------------------------------------------------------------------------
For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Shareholder Automated Information Line, at 1-800-728-3337
--------------------------------------------------------------------------------

QuickBuy and QuickSell enables you to set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.


The portfolio accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that the portfolio cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The portfolios can only send wires of $1,000 or more and accept wires of $50 or more.

The portfolio does not issue share certificates.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws- scudder.com.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve".

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

How the portfolio calculates share price


To calculate net asset value per share, or NAV, the share class uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES        =  NAV
            --------------------------------------------
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the portfolio buys and rounds the per share NAV to the nearest whole cent.


Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $2,500 ($250 for retirement accounts); we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in portfolio shares)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the portfolio won't make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the portfolio's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimum at any time)


o    reject or limit purchases of shares for any reason without prior notice


o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes


The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations.

The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the portfolio) are taxable as ordinary income. The portfolio does not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

For most shareholders, dividends from the portfolio are generally free from federal income tax. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
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




For More Information


Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolio, call 1-800-728-3337 or contact DWS Scudder at the address listed below. The portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.


DWS Scudder                  SEC                      Distributor
--------------------------------------------------------------------------------
222 South Riverside Plaza    100 F Street, N.E.       DWS Scudder Distributors,
Chicago, IL 60606-5808       Washington, D.C. 20549   Inc.
www.dws-scudder.com          www.sec.gov              222 South Riverside Plaza
1-800-728-3337               1-800-SEC-0330           Chicago, IL 60606-5808
                                                      1-800-621-1148
SEC File Number:

Cash Account Trust
Tax-Exempt Portfolio                811-5970


                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                               CASH ACCOUNT TRUST

                    Government & Agency Securities Portfolio


                    DWS Government Cash Institutional Shares
                         Government Cash Managed Shares


                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2006

This Statement of Additional Information contains information about DWS Government Cash Institutional Shares ("Institutional Shares") and DWS Government Cash Managed Shares ("Managed Shares", collectively, the "Shares") of Government & Agency Securities Portfolio (the "Portfolio") offered by Cash Account Trust (the "Trust"). This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for Institutional Shares and Managed Shares of the Portfolio, each dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148 (for Managed Shares) and 1-800-537-3177
(for Institutional Shares), or from the firm from which this Statement of Additional Information was obtained.


The Annual Report to Shareholders of the Portfolio, dated April 30, 2006 accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS........................................................1
   Portfolio Holdings Information..............................................2

INVESTMENT POLICIES AND TECHNIQUES.............................................3


MANAGEMENT OF THE PORTFOLIO....................................................8

PORTFOLIO TRANSACTIONS........................................................11
   Brokerage..................................................................11

PORTFOLIO SERVICE PROVIDERS...................................................13
   Underwriter................................................................13
   Independent Registered Public Accounting Firm..............................14
   Legal Counsel..............................................................14
   Fund Accounting Agent......................................................14
   Administrator..............................................................14
   Custodian, Transfer Agent And Shareholder Service Agent....................15


PURCHASE AND REDEMPTION OF SHARES.............................................15


DIVIDENDS.....................................................................22

TAXES.........................................................................23

NET ASSET VALUE...............................................................24

OFFICERS AND TRUSTEES.........................................................25

TRUST ORGANIZATION............................................................35

PROXY VOTING GUIDELINES.......................................................37

FINANCIAL STATEMENTS..........................................................38

ADDITIONAL INFORMATION........................................................38

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, except for the policies designated as nonfundamental below, may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company.

As a matter of fundamental policy, the Portfolio may not:

      (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

      (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

      (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

      (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

      (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

      (6)   Write, purchase or sell puts, calls or combinations thereof.

      (7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

      (8) Invest for the purpose of exercising control or management of another issuer.

      (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

      (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

      (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

      (12)  Issue senior securities as defined in the 1940 Act.

The following policies are nonfundamental, and may be changed or eliminated for the Portfolio by its Board without a vote of the Portfolio's shareholders:

The Portfolio may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Portfolio Holdings Information


In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio's prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.


Prior to any disclosure of a Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Portfolio's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Portfolio portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

                       INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise indicated, the Portfolio's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Portfolio's objective will be met.

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.


The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. Government & Agency Securities Portfolio is divided into eight classes of shares: Institutional Shares, Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Institutional Shares and Managed Shares are described herein. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. The Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), in its discretion, might, but is not required to, use in managing the Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio's performance.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.


Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits the Portfolio to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Portfolio may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.


Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Portfolio's Board of Trustees has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.


Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or
(2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to management's appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

US Government Securities. There are two broad categories of U.S.
Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Investment Company Securities. The Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                           MANAGEMENT OF THE PORTFOLIO


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Portfolio, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds, DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DeIM and its affiliates to the DWS Mutual Funds.

Pursuant to an investment management agreement with the Trust, on behalf of the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.


The present investment management agreement for Cash Account Trust (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2005 and continues from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.


The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolio (such as the Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Portfolio's federal, state and local tax returns; preparing and filing the Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Portfolio under applicable federal and state securities laws; maintaining the Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring the Portfolio's operating budget; processing the payment of the Portfolio's bills; assisting the Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Portfolio paid the Advisor fees of $2,974,584 for the fiscal year ended April 30, 2006, $1,783,751 for the fiscal year ended April 30, 2005; and $1,412,728 for the fiscal year ended April 30, 2004.

Through______, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS Government & Agency Securities Portfolio to the extent necessary to maintain the DWS Government Cash Institutional Shares total operating expenses at 0.24% and the Government Cash Managed Shares total operating expenses at 0.46%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

The Portfolio, the Advisor and the principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolio, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             PORTFOLIO TRANSACTIONS

Brokerage

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.


Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


During the last three fiscal years the Portfolio paid no portfolio brokerage commissions.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to an underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

DWS-SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders. DWS-SDI receives no compensation from the Trust as principal underwriter for the Shares and pays all expenses of distribution of the shares not otherwise paid by dealers and other financial services firms. DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Portfolio.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

Administrative services are provided to the Managed Shares of the Portfolio under a shareholder services agreement (the "Services Agreement") with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Services Agreement between DWS-SDI and the Managed Shares of the Portfolio, including the payment of service fees. Pursuant to a Rule 12b-1 Plan, Managed Shares of the Portfolio currently pay DWS-SDI an administrative services fee, payable monthly, at an annual rate of up to 0.15% of average daily net assets attributable to those shares of the Portfolio. In the discretion of the Board of Trustees of the Trust, the administrative services fee may be increased to a maximum of 0.25% of average daily net assets.

The Managed Shares has approved a Rule 12b-1 Plan (the "Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. As noted above, the Managed Shares pay an administrative services fee to DWS-SDI as a percentage of average daily net assets for services provided for the benefit of the Portfolio and the shareholders. The fee is paid pursuant to the Plan. The Plan may continue for additional one-year periods so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of the Managed Shares of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Trust. The Managed Shares of the Trust will vote separately with respect to the Plan.

DWS-SDI has entered into related arrangements with various banks, broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in Managed Shares of the Portfolio. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Portfolio, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. Currently, DWS-SDI pays each firm a service fee, normally payable monthly, at an annual rate of up to 0.15% of the average daily net assets in the Portfolio's Managed Shares accounts that it maintains and services. Firms to which service fees may be paid may include affiliates of DWS-SDI.

In addition, DWS-SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Managed Shares of the Portfolio.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Plan not paid to firms to compensate itself for administrative functions performed for the Managed Shares of the Portfolio.

Independent Registered Public Accounting Firm


The financial highlights of the Portfolio included in the Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Trust and the Independent Trustees.


Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent


State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.

State Street also acts as transfer agent for the Portfolio. Pursuant to a services agreement with State Street, DWS Scudder Investments Service Company (DWS-SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." State Street receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolio.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio's assets, up to 0.02 of 1% for Institutional shares and
0.10 of 1% Managed shares services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.


Purchase of Shares


Shares of the Portfolio are sold at net asset value next determined after an order and payment are received in the form described in the prospectus. Investors must indicate the class of shares in the Portfolio in which they wish to invest. The Portfolio has established a minimum initial investment for the Managed Shares of $100,000 and $1,000 ($100 for IRAs and $50 for automatic investment plans) for each subsequent investment. The minimal initial investment for the Institutional Shares is $1,000,000. There is no minimum for each subsequent investment in the Institutional Shares. These minimums may be changed at any time in management's discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


The Portfolio seeks to remain as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Portfolio has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for purchase of Managed Shares and Institutional Shares of the Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to the 4:00 p.m. Eastern time net asset value determination for the Portfolio.

The Portfolio, Shareholder Servicing Agent and Cash Products Group each reserve the right to reject any purchase order. The Portfolio will accept purchase orders after 4:00 p.m. Eastern time and before 5:00 p.m. Eastern time, but will reject certain purchase orders after 2:00 p.m. Eastern time. Orders received between 2:00 p.m. and 4:00 p.m. eastern time will be accepted from existing Portfolio shareholders only. In addition, purchase orders received after 2:00 p.m. may be rejected based upon maximum limits set by the Portfolio as to purchases from a single investor and as to the aggregate amount of purchases accepted after 2:00 p.m. on a given day.


Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 5:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. We do not accept checks drawn on foreign banks.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolio's prospectus.

If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the Portfolio bank account (98-0120-0321 for the Institutional Shares and 98-0120-0321 for the Managed Shares) and further credit to your account number.


No third party checks or cash equivalents (cashier checks, money orders, etc.) will be accepted for initial investment to establish an account.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolio's prospectus.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the Portfolio will be redeemed by the Portfolio at the next determined net asset value. If processed at or prior to 4:00 p.m. Eastern time, the shareholder will receive that day's dividend. Upon receipt by a shareholder services agent of a redemption request before 2:00 p.m. Eastern time, with proceeds to be sent by wire, the shareholder will not receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Portfolio may suspend the right of redemption or delay payment more than seven days when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio's present policy to redeem in cash, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares of the Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (see "Redemptions by Draft") until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the fund may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Portfolio's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed (if applicable) to DWS Scudder Investments Service Company, 222 South Riverside Plaza, Chicago, IL 60606. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-537-3177. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemption by Check/ACH Debit Disclosure (Managed Shares only). The Portfolio will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Portfolio account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem Portfolio shares in your account to pay the entry to the third party originating the debit. The Portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Portfolio, the Portfolio's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient Portfolios being available in the designated account; the Portfolio will not be able to honor an ACH debit entry if sufficient Portfolios are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Portfolio then in the account and available for redemption. The Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient Portfolios being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Portfolio may also require that you put your request in writing so that the Portfolio will receive it within 14 days after you call. If you order the Portfolio to stop one of these payments three
(3) business days or more before the transfer is scheduled and the Portfolio does not do so, the Portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Portfolio statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the Portfolio sent you the first Portfolio account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the Portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation

In the event the Portfolio, the Portfolio's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Portfolio's agreement with you, the Portfolio may be liable for your losses or damages. The Portfolio will not be liable to you if (i) there are not sufficient Portfolios available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Portfolio's liability shall not exceed the amount of the transfer in question

The Portfolio, the Portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Portfolio reserves the right to suspend, terminate or modify your ability to redeem Portfolio shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 4:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-537-3177 or in writing, subject to the limitations on liability described under "General" above. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.


Redemptions By Draft (Managed Shares Only). Upon request, shareholders will be provided with drafts to be drawn on Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $1,000. If the check is less than $1,000, a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $1,000; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Automatic Withdrawal Program (Managed Shares Only). An owner of $5,000 or more of the Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem shares of the Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by State Street Bank ("State Street"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by State Street describe the current fees payable to State Street for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact DWS Scudder Investments Service Company at 1-800-728-3337 (for Managed Shares) and 1-800-537-3177 (for Institutional Shares) or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

                                    DIVIDENDS


Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Portfolio at the net asset value normally on the last calendar day of each month if a business day, otherwise on the next business day. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund.. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $100,000 and $1,000,000 for the Managed and Institutional shares of this Portfolio, respectively, and also must maintain a minimum account value of $100,000 and $1,000,000 in the corresponding shares of the fund in which dividends are reinvested.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium, excluding market discount for the Portfolio, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Portfolio are accrued each day. Since the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which Investors Fiduciary Trust Company acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                      TAXES


The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.


The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. In order to qualify as a regulated investment company, the Portfolio must meet certain requirements regarding the source of its income and the diversification of its assets.

The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.


The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.


The Portfolio is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's ordinary taxable income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Portfolio during any prior calendar year. Although the Portfolio's distribution policies should enable it to avoid excise tax liability, the Portfolio may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Portfolio.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Portfolio with their taxpayer identification numbers and certifications as to their tax status.


Shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of

Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              OFFICERS AND TRUSTEES

Cash Account Trust


The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Trustee, 2002-present          Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Trustee, 2004-present          firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary            formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing the Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolio and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

                               Compensation from      Pension or Retirement    Total Compensation
                              Government & Agency      Benefits Accrued as       Paid to Trustee
Name of Trustee               Securities Portfolio    Part of Fund Expenses  from Fund Complex(4)(5)
---------------               --------------------    ---------------------  -----------------------

John W. Ballantine                $7,030                        $0                  $215,150
Donald L. Dunaway(1)              $7,150                        $0                  $224,660
James R. Edgar(2)                 $5,950                        $0                  $173,790
Paul K. Freeman                   $7,090                        $0                  $215,150
Robert B. Hoffman                 $6,360                        $0                  $187,940
William McClayton(3)              $6,170                        $0                  $181,180
Shirley D. Peterson(6)            $6,850                        $0                  $208,580
Robert H. Wadsworth(7)            $5,890                        $0                  $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $____.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $____.

(3) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Portfolio's rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership in the Trust and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

                                                                        Aggregate Dollar Range of Securities
                                           Dollar Range of                         Owned in All
                                         Securities Owned in                  Funds in the Fund Complex
Name of Trustee                          Cash Account Trust                     Cash Account Trustee
---------------                          ------------------                     --------------------

John W. Ballantine                                None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                              $1-$10,000**
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                          $50,001-$100,000***
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth                               None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Trustee                          Trustee            Company      Title of Class        Basis       Aggregate Basis
-------                          -------            -------      --------------        -----       ---------------

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

As of July 18, 2006, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Portfolio.

To the best of the Trusts' knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.


Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                                                                               Value of         Percent of
                          Owner and                                          Securities on      Class on an
Independent            Relationship to                                       an Aggregate       Aggregate
Trustee                    Trustee            Company      Title of Class        Basis            Basis
-------                    -------            -------      --------------        -----            -----

John W. Ballantine                             None
Lewis A. Burnham                               None
Donald L. Dunaway                              None
James R. Edgar                                 None
Paul K. Freeman                                None
Robert B. Hoffman                              None
William McClayton                              None
Shirley D. Peterson                            None
Robert H. Wadsworth                            None
John G. Weithers                               None

Agreement to Indemnify Independent Trustees for Certain Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio' Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.


                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: Managed Shares, Institutional Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: Tax-Free Investment Class, DWS Tax Free Money Fund Class S, DWS Tax-Exempt Money Fund, Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust as amended of the Portfolio ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Manager remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                             PROXY VOTING GUIDELINES

The portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including each portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's website at www.sec.gov or by visiting our website at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments of Government & Agency Securities Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2006 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The CUSIP number of Government & Agency Securities Portfolio's Managed Shares is
_____.

The CUSIP number of Government & Agency Securities Portfolio's Institutional Shares is ____.


The Portfolio has a fiscal year end of April 30.

The Portfolio's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                               CASH ACCOUNT TRUST

                    Government & Agency Securities Portfolio


                       DWS Government & Agency Money Fund




                              Tax-Exempt Portfolio


                            DWS Tax-Exempt Money Fund





                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2006



This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the DWS Government & Agency Money Fund shares of Government & Agency Securities Portfolio and the DWS Tax-Exempt Money Fund shares of Tax Exempt Portfolio offered by Cash Account Trust dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Portfolios, dated April 30, 2006, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-621-1148. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and hereby deemed to be a part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS........................................................1
   Portfolio Holdings Information..............................................3

INVESTMENT POLICIES AND TECHNIQUES.............................................4


MANAGEMENT OF THE PORTFOLIOS..................................................15

PORTFOLIO SERVICE PROVIDERS...................................................18
   Underwriter................................................................18
   Independent Registered Public Accounting Firm..............................18
   Legal Counsel..............................................................19
   Fund Accounting Agent......................................................19
   Administrator..............................................................19
   Custodian, Transfer Agent and Shareholder Service Agent....................19

PORTFOLIO TRANSACTIONS........................................................19

PURCHASE AND REDEMPTION OF SHARES.............................................23

SPECIAL FEATURES..............................................................28

DIVIDENDS.....................................................................29

NET ASSET VALUE...............................................................30

TAXES.........................................................................30

TRUSTEES AND OFFICERS.........................................................32

TRUST ORGANIZATION............................................................43

PROXY VOTING GUIDELINES.......................................................45

FINANCIAL STATEMENTS..........................................................46

ADDITIONAL INFORMATION........................................................46

APPENDIX -- RATINGS OF INVESTMENTS............................................47

This combined Statement of Additional Information contains information about the DWS Government & Agency Money Fund shares of Government & Agency Securities Portfolio and the DWS Tax-Exempt Money Fund shares of Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").


                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Government & Agency Securities Portfolio individually may not: (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)   Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.



The Tax-Exempt Portfolio may not:


(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.


(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Portfolio Holdings Information


In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio's prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolios' procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Portfolio who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.


Prior to any disclosure of a Portfolio's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Portfolio's Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Portfolio portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.


The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. DWS Government & Agency Money Fund shares are described herein. Tax-Exempt Portfolio is divided into nine classes of shares: Tax-Free Investment Class, DWS Tax Free Money Fund Class S, DWS Tax Exempt Money Fund, Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares. DWS Tax Exempt Money Fund shares are described herein. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.


Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.


Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.


Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by the Portfolios' Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.


A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Portfolio's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.


Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National

Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.


A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.


Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.


Stand-by commitments acquired by a Portfolio may have the following features:
(1) they will be in writing and will be physically held by a fund's custodian;
(2) a Portfolio's right to exercise them will be unconditional and unqualified;
(3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of U.S. Government debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DeIM and its affiliates to the DWS Mutual Funds.

Pursuant to an investment management agreement with the Trust, on behalf of each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.


The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Government & Agency Securities Portfolio and Tax-Exempt Portfolio, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of all of the Trust's portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $2,974,584 and $1,783,751, respectively for the fiscal year ended April 30, 2006; $6,250,764 and $2,974,584, respectively for the fiscal year ended April 30, 2005; and $5,457,329 and $2,671,603, respectively for the fiscal year ended April 30, 2004.

Through______, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the DWS Government & Agency Securities Portfolio to the extent necessary to maintain the DWS Government & Agency Money Fund shares total operating expenses at 0.45%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through______, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the DWS Tax-Exempt Money Fund shares total operating expenses at 0.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


DWS Scudder Distributors, Inc. (DWS-SDI), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Portfolios and acts as agent of the Portfolios in the continuous sale of their shares. The Portfolios pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Portfolio whenever shareholders vote with respect to such agreement. DWS-SDI receives no compensation from the Funds as principal underwriter for the Portfolios shares and pays all expenses of distribution of the Portfolios shares.

Certain officers or trustees of the Trust are also directors or officers of the Advisor and DWS-SDI as indicated under "Officers and Trustees."


Independent Registered Public Accounting Firm


The financial highlights of the Portfolios included in each Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel


Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.


Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those Portfolios for which a sub-investment advisor manages the Portfolio's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.


In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.


Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2005 tax rates schedules.

Federal

Tax-Equivalent Yields

                             Effective    Effective     Federal Tax                           Effective     Effective    Federal Tax
Taxable Income Single       State Rate   Federal Rate     Bracket     Taxable Income Joint   State Rate   Federal Rate     Bracket
---------------------       ----------   ------------     -------     --------------------   ----------   ------------     -------

$29,701 - $71,950            0.00%          25.00%         25.00%     $ 59,401 - $119,950      0.00%        25.00%        25.00%
$71,951 - $150,150           0.00%          28.00%         28.00%     $119,951 - $182,800      0.00%        28.00%        28.00%
$150,151 - $326,450          0.00%          33.00%         33.00%     $182,801 - $326,450      0.00%        33.00%        33.00%
over $326,450                0.00%          35.00%         35.00%          over $326,450       0.00%        35.00%        35.00%

                                                    If your combined federal and state effective tax rate in 2005 is:
                                       10.00%          15.00%          25.00%          28.00%      33.00%         35.00%
To match these
tax-free yields:                                    Your taxable investment would have to earn the following yield:
2.00%                                   2.22%           2.35%           2.67%           2.78%       2.99%          3.08%
3.00%                                   3.33%           3.53%           4.00%           4.17%       4.48%          4.62%
4.00%                                   4.44%           4.71%           5.33%           5.56%       5.97%          6.15%
5.00%                                   5.56%           5.88%           6.67%           6.94%       7.46%          7.69%
6.00%                                   6.67%           7.06%           8.00%           8.33%       8.96%          9.23%
7.00%                                   7.78%           8.24%           9.33%           9.72%      10.45%         10.77%
8.00%                                   8.89%           9.41%          10.67%          11.11%      11.94%         12.31%
9.00%                                  10.00%          10.59%          12.00%          12.50%      13.43%         13.85%

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                        PURCHASE AND REDEMPTION OF SHARES


General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolios' agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio's assets, up to 0.10 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Purchase of Shares


Shares of each Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the Portfolios' prospectus. There is no sales charge. The minimum initial investment in DWS Government & Agency Money Fund shares is $1,000 ($500 for IRAs), $10,000 for a MoneyPLUS AccountSM and the minimum subsequent investment is $50($1,500 a month for a MoneyPLUS AccountSM), but such minimum amounts may be changed at any time. The minimum initial investment in DWS Tax-Exempt Money Fund shares is $50 ($50 for IRAs), $10,000 for a MoneyPLUS AccountSM and the minimum subsequent investment is $50 ($1,500 a month for a MoneyPLUS AccountSM), but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Portfolios may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates and the $3 monthly fee assessed on accounts below $1,000. Since each Portfolio will be investing in instruments that normally require immediate payment in federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds.

DWS-SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Portfolio with the following compensation schedule up to the following amounts:

                                           Compensation Schedule (1)
                                           -------------------------
                                    Amount of               As a Percentage of
                                   Shares Sold                Net Asset Value
                                   -----------                ---------------

DWS Tax-Exempt
Money Fund shares          $1 million to $15 million              0.15%


(1) The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets.


                                          Compensation Schedule (1)
                                          -------------------------
                                    Amount of               As a Percentage of
                                   Shares Sold                Net Asset Value
                                   -----------                ---------------

DWS Government & Agency
Money Fund shares               Up to $15 million                  0.15%

(1) The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Scudder-branded plans under an alliance with DWS-SDI and its affiliates.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring federal funds.

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Portfolios. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who currently hold certificates may hold the certificates in their possession until they wish to exchange or redeem such shares.

Orders for purchase of shares of a Portfolio received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day's dividend if effected at or prior to 4:00 p.m. Eastern time for Government & Agency Securities Portfolio and at or prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio, otherwise, dividends will begin to accrue for the next business day if effected at the 4:00 p.m. Eastern time net asset value determination. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. We do not accept checks drawn on foreign banks.

If payment is wired in federal funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Portfolio bank account (Government & Agency Securities Portfolio 98-0116-259-4; Tax-Exempt Portfolio 98-0001-577-6) and further credit to your account number.

No third party checks or cash equivalents (cashier checks, money orders, etc.) will be accepted for initial investment to establish an account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in each Portfolio's prospectus.


Redemption of Shares


General. Upon receipt by the Shareholder Service Agent of a request for redemption in proper form, shares will be redeemed by a Portfolio at the applicable net asset value as described in the Portfolios' prospectus. If processed at 4:00 p.m. Eastern time, the shareholders will receive that day's dividend. A shareholder may elect to use either the regular or expedited redemption procedures. Shareholders who redeem shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Portfolios may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Portfolios' shareholders.

Although it is each Portfolio's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Portfolio account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Portfolio upon receipt of an ACH debit entry referencing your account number, to redeem Portfolio shares in your account to pay the entry to the third party originating the debit. A Portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Portfolios, the Portfolios' transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Portfolio account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a Portfolio then in the account and available for redemption. A Portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Portfolio account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Portfolio may also require that you put your request in writing so that a Portfolio will receive it within 14 days after you call. If you order a Portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a Portfolio does not do so, a Portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-621-1048) or write (DWS Scudder Investments, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Portfolio sent you the first Portfolio account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Portfolio shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Portfolio, the Portfolios' named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Portfolios' agreement with you, a Portfolio may be liable for your losses or damages. A Portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Portfolio's liability shall not exceed the amount of the transfer in question.

A Portfolio, the Portfolios' named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and each Portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Government & Agency Securities Portfolio and can be identified as an investment in a fund will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a Portfolio's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $500; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer Shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

                                SPECIAL FEATURES


Automatic Withdrawal Program. If you own $5,000 or more of a Portfolio's shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Additionally, there is a $3/month charge if your account balance is below $1,000 for the last 30 days. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolios. The minimum automatic withdrawal amount is $1,000 and the shareholder will be charged a $5.00 fee for each withdrawal.


Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) with State Street as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts with State Street as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with State Street Bank and Trust as custodian describe the current fees payable to State Street Bank and Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by federal funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). A Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.


                                 NET ASSET VALUE


The net asset value of shares of each Portfolio are calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolio. The Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.


Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.


Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.


Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                             Number of
Position(s) Held with the                                                                        Funds in Fund
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                  Complex
Served(1)                       Other Directorships Held                                         Overseen
-------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)      Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present           Internal Revenue Service; Assistant Attorney General (Tax), US
                                Department of Justice. Directorships:  Federal Mogul Corp.
                                (supplier of automotive components and subsystems); AK Steel
                                (steel production); Goodyear Tire & Rubber Co.
                                (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                                manufacturer and marketer of footwear) (April 2005-present);
                                Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                                Steel Corp.
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)       Retired; formerly, Executive Vice President and Chief Risk              68
Trustee, 1999-present           Management Officer, First Chicago NBD Corporation/The First
                                National Bank of Chicago (1996-1998); Executive Vice President
                                and Head of International Banking (1995-1996). Directorships:
                                First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                                Healthways, Inc. (provider of disease and care management
                                services); Portland General Electric (utility company)
-------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)        Retired; formerly, Executive Vice President, A. O. Smith                68
Trustee, 1980-present           Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                             Number of
Position(s) Held with the                                                                        Funds in Fund
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                  Complex
Served(1)                       Other Directorships Held                                         Overseen
-------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)           Distinguished Fellow, University of Illinois, Institute of              68
Trustee, 1999-present           Government and Public Affairs (1999-present); formerly,
                                Governor, State of Illinois (1991-1999). Directorships:  Kemper
                                Insurance Companies; John B. Sanfilippo & Son, Inc.
                                (processor/packager/marketer of nuts, snacks and candy
                                products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                                distributes and markets health and beauty care products)
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)          President, Cook Street Holdings (consulting); Consultant, World         68
Trustee, 2002-present           Bank/Inter-American Development Bank; formerly, Project Leader,
                                International Institute for Applied Systems Analysis
                                (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)        Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Trustee, 1981-present           (machinery for the mining and paper industries) (1999-2000);
                                prior thereto, Vice Chairman and Chief Financial Officer,
                                Monsanto Company (agricultural, pharmaceutical and
                                nutritional/food products) (1994-1999). Directorship:  RCP
                                Advisors, LLC (a private equity investment advisory firm)
-------------------------------------------------------------------------------------------------------------------
William McClayton (1944)        Managing Director of Finance and Administration, DiamondCluster         68
Trustee, 2004-present           International, Inc. (global management consulting firm)
                                (2001-present); formerly, Partner, Arthur Andersen LLP
                                (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                                Managers, YMCA of Metropolitan Chicago
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth Associates, Inc. (consulting             71
Trustee, 2004-present           firm) (1983 to present).  Director, The European Equity Fund,
                                Inc. (since 1986), The New Germany Fund, Inc.
                                (since 1992), The Central Europe and Russia
                                Fund, Inc. (since 1990). Formerly, Trustee of
                                New York Board DWS Funds; President and Trustee,
                                Trust for Investment Managers (registered
                                investment company) (1999-2002). President,
                                Investment Company Administration, L.L.C.
                                (1992*-2001); President, Treasurer and Director,
                                First Fund Distributors, Inc. (June 1990-January
                                2002); Vice President, Professionally Managed
                                Portfolios (May 1991-January 2002) and Advisors
                                Series Trust (October 1996-January 2002)
                                (registered investment companies)

                                *    Inception date of the corporation which was
                                     the predecessor to the L.L.C.
-------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                               Number of
Position(s) Held with the                                                                          Funds in DWS
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                    Fund Complex
Served(1)                       Other Directorships Held                                           Overseen
-------------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1969)      Managing Director(3), Deutsche Asset Management (2006-present);         n/a
President, 2006-present         President, The Central Europe and Russia Fund, Inc. (since June
                                2006), The European Equity Fund, Inc. (since June 2006), The
                                New Germany Fund, Inc. (since June 2006), DWS Global High
                                Income Fund, Inc. (since June 2006), DWS Global Commodities
                                Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                                Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                                (since June 2006); formerly, Director of Fund Board Relations
                                (2004-2006) and Director of Product Development (2000-2004),
                                Merrill Lynch Investment Managers; Senior Vice President
                                Operations, Merrill Lynch Asset Management (1997-2000)
-------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)        Director(3), Deutsche Asset Management                                  n/a
Vice President and Assistant
Secretary, 1986-present
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)      Managing Director(3), Deutsche Asset Management (since July             n/a
Chief Financial Officer,        2004); formerly, Executive Director, Head of Mutual Fund
2004-present;                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present         Vice President and Director of Mutual Fund Finance at UBS
                                Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)         Director(3), Deutsche Asset Management                                  n/a
Secretary, 2001-present
-------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)   Vice President, Deutsche Asset Management (since June 2005);            n/a
Assistant Secretary,            formerly, Counsel, New York Life Investment Management LLC
2005-present                    (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                               Number of
Position(s) Held with the                                                                          Funds in DWS
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                    Fund Complex
Served(1)                       Other Directorships Held                                           Overseen
-------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)      Director(3), Deutsche Asset Management (since September 2005);          n/a
Assistant Secretary,            formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)      Managing Director(3), Deutsche Asset Management                         n/a
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)       Director(3), Deutsche Asset Management                                  n/a
Assistant Treasurer,
2005-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)    Director(3), Deutsche Asset Management                                  n/a
(1957)
Assistant Treasurer,
2003-present
-------------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)          Managing Director(3), Deutsche Asset Management (since 2005);           n/a
Anti-Money Laundering           formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,             Compliance Officer for GE Asset Management (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)          Managing Director(3), Deutsche Asset Management (2003-present);         n/a
Chief Compliance Officer,       formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                    (1994-2003)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.


(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.


Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing the Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                                                                           Pension or
                                                                           Retirement             Total
                                  Compensation         Compensation         Benefits          Compensation
                                from Government            from            Accrued as        Paid to Trustee
                                    & Agency            Tax-Exempt        Part of Fund         from Fund
Name of Trustee               Securities Portfolio      Portfolio           Expenses        Complex(3)(4)(5)
---------------               --------------------      ---------           --------        ----------------

John W. Ballantine                    $7,030                $5,430               $0                 $215,150
Donald L. Dunaway(1)                  $7,150                $5,510               $0                 $224,660
James R. Edgar(2)                     $5,950                $4,580               $0                 $173,790
Paul K. Freeman                       $7,090                $5,480               $0                 $215,150
Robert B. Hoffman                     $6,360                $4,930               $0                 $187,940
William McClayton(3)                  $6,170                $4,750               $0                 $181,180
Shirley D. Peterson(6)                $6,850                $5,290               $0                 $208,580
Robert H. Wadsworth                   $5,890                $4,520               $0                 $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $____.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $____.

(3) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Portfolios' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership in the Trust and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

                                                       Aggregate Dollar Range of
                                Dollar Range of         Securities Owned in All
                              Securities Owned in      Funds in the Fund Complex
Name of Trustee               Cash Account Trust          Overseen by Trustee
---------------               ------------------          -------------------

John W. Ballantine                   None                    Over $100,000
Donald L. Dunaway*                   None                    Over $100,000
James R. Edgar*                      None                    Over $100,000
Paul K. Freeman**                    None                     $1-$10,000**
Robert B. Hoffman                    None                    Over $100,000
William McClayton***                 None                 $50,001-$100,000***
Shirley D. Peterson                  None                    Over $100,000
Robert H. Wadsworth                  None                    Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolios (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Trustee                          Trustee            Company      Title of Class        Basis            Basis
-------                          -------            -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of each Portfolio's knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of such Portfolio's outstanding shares, except as noted below.

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.


                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select, Service Shares (formerly known as Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: Tax-Free Investment Class, DWS Tax Free Money Fund Class S, DWS Tax-Exempt Money Fund, Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent registered public accounting firm. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

   PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.


Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Portfolio's best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated April 30, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION


The CUSIP number of CAT Government & Agency Securities Portfolio's Government & Agency Money Fund shares is ___.

The CUSIP number of CAT Tax-Exempt Portfolio's Tax Exempt Money Fund shares is
_____.


Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year ending April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS


AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                              INVESTORS CASH TRUST

                               Treasury Portfolio

                                Investment Class


                               CASH ACCOUNT TRUST

                              Tax-Exempt Portfolio

                            Tax-Free Investment Class


                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2006


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Investment Class shares of the Treasury Portfolio, a series of Investors Cash Trust and the Tax-Free Investment Class shares of the Tax-Exempt Portfolio, a series of Cash Account Trust dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 for Tax Exempt Portfolio and March 31, 2006 for Treasury Portfolio, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-621-1148. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1
   Portfolio Holdings Information..............................................3

INVESTMENT POLICIES AND TECHNIQUES.............................................3

MANAGEMENT OF THE PORTFOLIOS..................................................14

PORTFOLIO SERVICE PROVIDERS...................................................17
   Underwriter................................................................17
   Independent Registered Public Accounting Firm..............................19
   Legal Counsel..............................................................19
   Fund Accounting Agent......................................................19
   Administrator..............................................................20
   Custodian, Transfer Agent and Shareholder Service Agent....................20

PORTFOLIO TRANSACTIONS........................................................20

PURCHASE AND REDEMPTION OF SHARES.............................................24

DIVIDENDS.....................................................................32

NET ASSET VALUE...............................................................33

TAXES.........................................................................33

TRUSTEES AND OFFICERS.........................................................35

TRUST ORGANIZATION............................................................48

PROXY VOTING GUIDELINES.......................................................50

FINANCIAL STATEMENTS..........................................................51

ADDITIONAL INFORMATION........................................................51

APPENDIX -- RATINGS OF INVESTMENTS............................................52

This combined Statement of Additional Information contains information about Tax-Free Investment Class ("Investment Class") of the Tax-Exempt Portfolio (a "Portfolio") offered by Cash Account Trust (a "Trust") and Investment Class (collectively "Investment Class") of Treasury Portfolio (a "Portfolio," collectively "the Portfolios") offered by Investors Cash Trust (a "Trust," collectively the "Trusts").


                             INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6) Purchase physical commodities or contracts relating to physical commodities; or

(7) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii) Lend portfolio securities in an amount greater than 5% of its total assets.

(iii) Invest more than 10% of net assets in illiquid securities.

(iv) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Portfolio Holdings Information


In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolios' prospectuses. The Portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolios.


The Portfolios' procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Portfolios who require access to this information to fulfill their duties to the Portfolios, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Portfolios have a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolios' non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolios' Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Portfolios or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolios' Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolios and information derived therefrom, including, but not limited to, how the Portfolios' investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolios' holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolios' portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolios' policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by those in possession of that information.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: Money Market Portfolio and Government & Agency Securities Portfolio (which are not offered in this Statement of Additional Information) and Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and Treasury Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Advisor. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term U.S. Treasury securities and repurchase agreements backed by U.S. Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the U.S. Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Portfolio. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio's Board has approved policies established by a Portfolio's Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.


Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government & Agency Securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Portfolio's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund's original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."


Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.


A repurchase agreement provides a means for a Portfolio to earn taxable income on Portfolios for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a

Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.


Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a Portfolio's custodian;
(2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio's liquidity would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

U.S. Government Securities. There are two broad categories of U.S. Government debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by each Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with each Trust, on behalf of the applicable Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Portfolio.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trusts' Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.


For the services and facilities furnished to the portfolios of Cash Account Trust (i.e. the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, for the fiscal year ended April 30, 2006; $1,783,751, for the fiscal year ended April 30, 2005 and $1,412,728, for the fiscal year ended April 30, 2004.

Through______, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Tax-Free Investment Class shares total operating expenses at 0.73%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio, the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $129,210,, $67,256 and $75,657 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio's investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio's entire investment management fee.

Through______, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Treasury Portfolio to the extent necessary to maintain the Investment Class shares total operating expenses at 0.71%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to separate underwriting and distribution services agreements (the "Distribution Agreements"), DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreements provide that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trusts.

The Distribution Agreements, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the Distribution Agreements. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated at any time without penalty by a Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreements by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio's shares. DWS-SDI pays all its expenses under the Distribution Agreements including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

Administrative services are provided to the Portfolios under separate Administration and Shareholder Services Agreements (the "Services Agreements") with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Services Agreements. The Services Agreements authorize the Portfolios to pay DWS-SDI an administrative service fee, payable monthly, at an annual rate of up to 0.07% of average daily net assets of the Investment Class shares of each Portfolio.

DWS-SDI enters into related administration services and selling group agreements ("services agreements") with firms to provide services for shareholders of the Investment Class shares of each Portfolio. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.07% of average daily net assets of those accounts in the Investment Class shares of the Tax-Exempt Portfolio and the Treasury Portfolio that they maintain and service. DWS-SDI may pay such firms using the fee that DWS-SDI receives under the Services Agreements. DWS-SDI also may provide some of the services for the Investment Class shares of each Portfolio and retain any portion of the fee under the Service Agreements to compensate itself for such services. DWS-SDI, in its discretion, may pay firms additional amounts in connection with some or all of the services provided. Firms to which service fees may be paid may include affiliates of DWS-SDI. In addition, DWS-SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Investment Class of the Portfolios.


Rule 12b-1 Plans


Each Portfolio has adopted for the Investment Class shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreements and pursuant to the 12b-1 Plans, each Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.25% of average daily net assets with respect to the Investment Class of the Tax-Exempt Portfolio and the Treasury Portfolio. Expenditures by DWS-SDI on behalf of Investment Class of each Portfolio need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

The 12b-1 Plans may not be amended to increase the fee to be paid by a Portfolio without approval by a majority of the outstanding voting securities of the Investment Class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Investment Class shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the 12b-1 Plans, or by a vote of the majority of the outstanding voting securities of the Investment Class of that Portfolio. The Investment Class shares of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, DWS-SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.



Independent Registered Public Accounting Firm


The financial highlights of the Portfolios included in each Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trusts and the Independent Trustees.


Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.


SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio.

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2004 tax rates schedules.

Federal

Tax-Equivalent Yields

                         Effective    Effective      Federal Tax                              Effective     Effective    Federal Tax
Taxable Income Single   State Rate   Federal Rate      Bracket       Taxable Income Joint    State Rate    Federal Rate    Bracket
---------------------   ----------   ------------      -------       --------------------    ----------    ------------    -------

$29,701 - $71,950        0.00%           25.00%        25.00%        $ 59,401 - $119,950       0.00%         25.00%       25.00%
$71,951 - $150,150       0.00%           28.00%        28.00%        $119,951 - $182,800       0.00%         28.00%       28.00%
$150,151 - $326,450      0.00%           33.00%        33.00%        $182,801 - $326,450       0.00%         33.00%       33.00%
Over $326,450            0.00%           35.00%        35.00%             over $326,450        0.00%         35.00%       35.00%

                                       If your combined federal and state effective tax rate in 2005 is:
                         10.00%          15.00%          25.00%          28.00%                 33.00%        35.00%

To match these
tax-free yields:                      Your taxable investment would have to earn the following yield:
2.00%                     2.22%           2.35%           2.67%            2.78%                 2.99%         3.08%
3.00%                     3.33%           3.53%           4.00%            4.17%                 4.48%         4.62%
4.00%                     4.44%           4.71%           5.33%            5.56%                 5.97%         6.15%
5.00%                     5.56%           5.88%           6.67%            6.94%                 7.46%         7.69%
6.00%                     6.67%           7.06%           8.00%            8.33%                 8.96%         9.23%
7.00%                     7.78%           8.24%           9.33%            9.72%                10.45%        10.77%
8.00%                     8.89%           9.41%          10.67%           11.11%                11.94%        12.31%
9.00%                    10.00%          10.59%          12.00%           12.50%                13.43%        13.85%

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value of a Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to a Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio's assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for Investment Class shares of each Portfolio of $2,000 and $100 for subsequent investments, but these minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set different minimums for accounts they service and may change such minimums at their discretion. The Trusts may waive the minimum for purchases by trustees, directors, officers or employees of the Trusts or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from a Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolios' prospectus.


The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.


For Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for

Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. We do not accept checks drawn on foreign banks.

Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (Tax-Exempt Portfolio 98-0119-985-4; Treasury Portfolio 98-7036-760-2) and further credit to your account number.

No third party checks or cash equivalents (cashier checks, money orders, etc.) will be accepted for initial investment to establish an account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in each Portfolio's prospectus.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios' named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio's agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio's liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios' named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-466-4250 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at 1-888-466-4250 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.


Internet Access


World Wide Web Site. DWS Scudder maintains a web site that is http://www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.


                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio's Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                                      TAXES


The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolio. The Treasury Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio does not qualify for the dividends received deduction available to corporate shareholders.


Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.


The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.


Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust and Investors Cash Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of a Trust.


Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           68
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              68
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                               Inc. (provider of disease and care management services);
                               Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                68
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              68
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Consultant, World         68
Trustee, 2002-present          Bank/Inter-American Development Bank; formerly, Project Leader,
                               International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             68
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         68
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           71
Trustee, 2004-present          firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board DWS Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present);        n/a
President, 2006-present        President, The Central Europe and Russia Fund, Inc. (since June
                               2006), The European Equity Fund, Inc. (since June 2006), The
                               New Germany Fund, Inc. (since June 2006), DWS Global High
                               Income Fund, Inc. (since June 2006), DWS Global Commodities
                               Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                               Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                               (since June 2006); formerly, Director of Fund Board Relations
                               (2004-2006) and Director of Product Development (2000-2004),
                               Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1997-2000)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           formerly, Counsel, New York Life Investment Management LLC
2005-present                   (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005);         n/a
Assistant Secretary,           formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                                                                          Pension or
                               Compensation        Compensation      Retirement Benefits      Total Compensation
                                   from                from                Accrued             Paid to Trustee
Name of                         Tax Exempt           Treasury             as Part of              from Fund
Trustee                          Portfolio           Portfolio          Fund Expenses          Complex(3)(4)(5)
-------                          ---------           ---------          -------------          ----------------

John W. Ballantine                $5,430              $1,870                  $0                   $215,150
Donald L. Dunaway(1)              $5,510              $1,940                  $0                   $224,660
James R. Edgar(2)                 $4,580              $1,610                  $0                   $173,790
Paul K. Freeman                   $5,480              $1,890                  $0                   $215,150
Robert B. Hoffman                 $4,930              $1,710                  $0                   $187,940
William McClayton                 $4,750              $1,680                  $0                   $181,180
Shirley D. Peterson(6)            $5,290              $1,870                  $0                   $208,580
Robert H. Wadsworth               $4,520              $1,580                  $0                   $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are [$____].

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are [$____].

(3) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

                                      Dollar Range of                                   Aggregate Dollar Range of
                                     Securities Owned         Dollar Range of            Securities Owned in All
                                      in Tax Exempt         Securities Owned in         Funds in the Fund Complex
Name of Trustee                          Portfolio          Treasury Portfolio             Overseen by Trustee
---------------                          ---------          ------------------             -------------------

John W. Ballantine                         None                    None                     Over $100,000
Donald L. Dunaway*                         None                    None                     Over $100,000
James R. Edgar*                            None                    None                     Over $100,000
Paul K. Freeman                            None                    None                      $1-$10,000**
Robert B. Hoffman                          None                    None                     Over $100,000
William McClayton                          None                    None                  $50,001-$100,000***
Shirley D. Peterson                        None                    None                     Over $100,000
William N. Shiebler                        None                    None                     Over $100,000
Robert H. Wadsworth                        None                    None                     Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Trustee                          Trustee            Company      Title of Class        Basis       Aggregate Basis
-------                          -------            -------      --------------        -----       ---------------

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

As of July 18, 2006, all Trustees and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of the Trusts' knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below:

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,012,899.480 shares in the aggregate, or 8.69% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of City of Milwaukee Public Schools, David Kirchgessner - Comptroller, Milwaukee, WI 53208, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 21,332,570.440 shares in the aggregate, or 26.43% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of D.A. Davidson & Co., ICT GVT INST SHRS Omnibus Account #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,444,616.220 shares in the aggregate, or 15.42% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of Lane Industries, Northbrook, IL 60062-4500, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 11,336,911.270 shares in the aggregate, or 14.05% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of City of Milwaukee Public Schools, David Kirchgessner - Comptroller, Milwaukee, WI 53208, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,646,681.340 shares in the aggregate, or 24.34% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of Harvard Pilgrim Healthcare, Attn:
Accounting Dept., Wellesley, MA 02481-3609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,536,011.400 shares in the aggregate, or 5.19% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Denton County, C of O's, Denton, TX 76201-9026, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 10,396,066.370 shares in the aggregate, or 1.23% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Denton County, 2005 PI Bonds,
Attn: Cindy Yeats Brown, County Treasurer, Denton, TX 76201-9026, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 10,743,432.590 shares in the aggregate, or 18.67% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Comal County General Fund,
Attn: Susan Patterson, New Braunfels, TX 78130-5122, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,895,500.000 shares in the aggregate, or 4.45% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Parker County Cash Pool Account, Attn: Jim Thorp, Weatherford, TX 76086-5855, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,496,023.090 shares in the aggregate, or 9.29% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Texas City ISD Maintenance Account, Attn: Richard L Etteredge, Texas City, TX 77592-1150, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 38,117,370.100 shares in the aggregate, or 21.70% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,583,000.000 shares in the aggregate, or 64.09% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Fiduciary Trust Co. International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,693,000.000 shares in the aggregate, or 5.52% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Fiduciary Trust Co. International as agent, Non Compensation Account, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION


Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series:
Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Cash Managed Shares and Service Shares. Treasury Portfolio is divided into four classes of shares: Investment Class, Premier Money Market Shares, Institutional Shares (formerly Service Shares) and DWS U.S. Treasury Money Fund Class S Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S shares, Managed Shares, Institutional Shares, Tax-Free Investment Class, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trusts generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


Subject to the Declarations of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declarations of Trust provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declarations of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declarations of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declarations of Trust specifically authorize the Board of Trustees to terminate a Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of a Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the trustees. Moreover, the Declarations of Trust provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and a Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Trust itself is unable to meet its obligations.


                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights-- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION


The CUSIP number of ICT Treasury Portfolio's Investment Class shares is ----.

The CUSIP number of CAT Tax-Exempt Portfolio's Investment Class shares is ----.


Treasury Portfolio has a fiscal year end of March 31. Tax-Exempt Portfolio has a fiscal year of April 30.


The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

          STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA-- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                              INVESTORS CASH TRUST

                               Treasury Portfolio

                      DWS U.S. Treasury Money Fund Class S


                               CASH ACCOUNT TRUST

                              Tax-Exempt Portfolio

                         DWS Tax-Free Money Fund Class S









                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2006


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the DWS U.S. Treasury Money Fund Class S shares of the Treasury Portfolio, a series of Investors Cash Trust and the DWS Tax-Free Money Fund Class S shares of the Tax Exempt Portfolio, a series of Cash Account Trust dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 for Tax Exempt Portfolio and March 31, 2006 for Treasury Portfolio, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-621-1148. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page


INVESTMENT RESTRICTIONS........................................................1
   Portfolio Holdings Information..............................................3

INVESTMENT POLICIES AND TECHNIQUES.............................................4

MANAGEMENT OF THE PORTFOLIOS..................................................14

PORTFOLIO SERVICE PROVIDERS...................................................17
   Underwriter................................................................17
   Independent Registered Public Accounting Firm..............................18
   Legal Counsel..............................................................18
   Fund Accounting Agent......................................................19
   Administrator..............................................................19
   Custodian, Transfer Agent and Shareholder Service Agent....................19

PORTFOLIO TRANSACTIONS........................................................19

PURCHASE AND REDEMPTION OF SHARES.............................................23

DIVIDENDS.....................................................................33

NET ASSET VALUE...............................................................34

TAXES.........................................................................35

TRUSTEES AND OFFICERS.........................................................36

TRUST ORGANIZATION............................................................50

PROXY VOTING GUIDELINES.......................................................51

FINANCIAL STATEMENTS..........................................................53

ADDITIONAL INFORMATION........................................................53

APPENDIX -- RATINGS OF INVESTMENTS............................................54

This combined Statement of Additional Information contains information about the DWS Tax-Free Money Fund Class S shares ("Class S") of the Tax-Exempt Portfolio (a "Portfolio") offered by Cash Account Trust (a "Trust") and DWS U.S. Treasury Money Fund Class S shares (collectively "Class S") of Treasury Portfolio (a "Portfolio," collectively "the Portfolios") offered by Investors Cash Trust (a "Trust," collectively the "Trusts").


                             INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6) Purchase physical commodities or contracts relating to physical commodities; or

(7) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii) Lend portfolio securities in an amount greater than 5% of its total assets.

(iii) Invest more than 10% of net assets in illiquid securities.

(iv) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Portfolio Holdings Information


In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolios' prospectuses. The Portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolios.


The Portfolios' procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Portfolios who require access to this information to fulfill their duties to the Portfolios, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Portfolios have a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolios' non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolios' Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Portfolios or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolios' Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolios and information derived therefrom, including, but not limited to, how the Portfolios' investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolios' holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolios' portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolios' policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by those in possession of that information.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.


Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: Money Market Portfolio and Government & Agency Securities Portfolio (which are not offered in this Statement of Additional Information) and Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: the Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and the Treasury Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.


Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Advisor. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term U.S. Treasury securities and repurchase agreements backed by U.S. Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the U.S. Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio's Board has approved policies established by a Portfolio's Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government & Agency Securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Portfolio's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund's original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a fund has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

U.S. Government Securities. There are two broad categories of U.S. Government debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by each Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with each Trust, on behalf of the applicable Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of a Portfolio.


The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trusts' Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.


For the services and facilities furnished to the portfolios of Cash Account Trust (i.e. the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, for the fiscal year ended April 30, 2006; $1,783,751, for the fiscal year ended April 30, 2005 and $1,412,728, for the fiscal year ended April 30, 2004.

Through______, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Class S shares total operating expenses at 0.702%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio, the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $129,210, $67,256 and $75,657 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio's investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio's entire investment management fee.

Through______, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Treasury Portfolio to the extent necessary to maintain the Class S shares total operating expenses at 0.65%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant to separate underwriting and distribution services agreement (the "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreements provide that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trusts.

The Distribution Agreements, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the Distribution Agreements. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated at any time without penalty by a Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreements by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio's shares. DWS-SDI pays all its expenses under the Distribution Agreements including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

Although Class S shares of the Portfolios do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Portfolios will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.


Independent Registered Public Accounting Firm


The financial highlights of the Portfolios included in each Portfolio's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trusts and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent


State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"), as custodian, has custody of all securities and cash of each Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company ("DWS-SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio

                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2004 tax rates schedules.

Federal

Tax-Equivalent Yields

                           Effective      Effective    Federal Tax                            Effective     Effective    Federal Tax
Taxable Income Single     State Rate    Federal Rate     Bracket      Taxable Income Joint   State Rate    Federal Rate    Bracket
---------------------     ----------    ------------     -------      --------------------   ----------    ------------    -------

$29,701 - $71,950          0.00%           25.00%         25.00%      $ 59,401 - $119,950      0.00%         25.00%        25.00%
$71,951 - $150,150         0.00%           28.00%         28.00%      $119,951 - $182,800      0.00%         28.00%        28.00%
$150,151 - $326,450        0.00%           33.00%         33.00%      $182,801 - $326,450      0.00%         33.00%        33.00%
Over $326,450              0.00%           35.00%         35.00%           over $326,450       0.00%         35.00%        35.00%

-------------------------------------------------------------------------------------------------------------------------
                                                  If your combined federal and state effective tax rate in 2005 is:
-------------------------------------------------------------------------------------------------------------------------
                                    10.00%          15.00%          25.00%          28.00%           33.00%        35.00%
-------------------------------------------------------------------------------------------------------------------------
To match these
tax-free yields:                                 Your taxable investment would have to earn the following yield:
-------------------------------------------------------------------------------------------------------------------------
2.00%                                2.22%           2.35%           2.67%            2.78%           2.99%         3.08%
-------------------------------------------------------------------------------------------------------------------------
3.00%                                3.33%           3.53%           4.00%            4.17%           4.48%         4.62%
-------------------------------------------------------------------------------------------------------------------------
4.00%                                4.44%           4.71%           5.33%            5.56%           5.97%         6.15%
-------------------------------------------------------------------------------------------------------------------------
5.00%                                5.56%           5.88%           6.67%            6.94%           7.46%         7.69%
-------------------------------------------------------------------------------------------------------------------------
6.00%                                6.67%           7.06%           8.00%            8.33%           8.96%         9.23%
-------------------------------------------------------------------------------------------------------------------------
7.00%                                7.78%           8.24%           9.33%            9.72%          10.45%        10.77%
-------------------------------------------------------------------------------------------------------------------------
8.00%                                8.89%           9.41%          10.67%           11.11%          11.94%        12.31%
-------------------------------------------------------------------------------------------------------------------------
9.00%                               10.00%          10.59%          12.00%           12.50%          13.43%        13.85%
-------------------------------------------------------------------------------------------------------------------------

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Eligible Class S Investors.

A.    The following investors may purchase Class S shares of DWS Funds either
      (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Portfolio's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

      1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

      2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

      3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

      4. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

      5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

      6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B.    The following additional investors may purchase Class S shares of DWS
      Funds.

      1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

      2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.


Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio's assets, up to 0.10 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Portfolio shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Portfolio pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.


Purchase of Shares


A Portfolio reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Portfolio may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

A Portfolio reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Portfolio also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

A Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of a Portfolio or the Advisor and its affiliates.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through DWS Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of a Portfolio through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Portfolio may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Portfolio is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to a Portfolio promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Portfolios' prospectus.

The Portfolios are open for business each day the New York Stock Exchange is open. Normally, each Portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.


For Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

Please contact your financial advisor for wire instructions and purchase orders. If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (Tax-Exempt Portfolio 348:
98-0119-985-4; Treasury Portfolio 343: 98-7036-760-2) and further credit to your account number.


The Portfolios have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Portfolio's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio's behalf. Orders for purchases or redemptions will be deemed to have been received by a Portfolios when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolios and the financial institution, ordinarily orders will be priced at a Portfolio's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolios. Further, if purchases or redemptions of a Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolios' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolios at any time for any reason.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios' named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio's agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio's liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios' named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-466-4250 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.


Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at 1-888-466-4250 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.


Internet Access


World Wide Web Site. DWS Scudder maintains a web site that is http://www.dws-scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.


                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio's Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                                      TAXES


The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.


Taxable Portfolio. The Treasury Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.


The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.


Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust and Investors Cash Trust as of August 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of a Trust.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                              Number of
Position(s) Held with the                                                                         Funds in DWS
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                   Fund Complex
Served(1)                       Other Directorships Held                                          Overseen
-------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)      Retired; formerly, President, Hood College (1995-2000); prior            68
Chairperson since 2004, and     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present           Internal Revenue Service; Assistant Attorney General (Tax), US
                                Department of Justice. Directorships:  Federal Mogul Corp.
                                (supplier of automotive components and subsystems); AK Steel
                                (steel production); Goodyear Tire & Rubber Co.
                                (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                                manufacturer and marketer of footwear) (April 2005-present);
                                Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                                Steel Corp.
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)       Retired; formerly, Executive Vice President and Chief Risk               68
Trustee, 1999-present           Management Officer, First Chicago NBD Corporation/The First
                                National Bank of Chicago (1996-1998); Executive Vice President
                                and Head of International Banking (1995-1996). Directorships:
                                First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways
                                Inc. (provider of disease and care management services);
                                Portland General Electric (utility company)
-------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)        Retired; formerly, Executive Vice President, A. O. Smith                 68
Trustee, 1980-present           Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)           Distinguished Fellow, University of Illinois, Institute of               68
Trustee, 1999-present           Government and Public Affairs (1999-present); formerly,
                                Governor, State of Illinois (1991-1999). Directorships:  Kemper
                                Insurance Companies; John B. Sanfilippo & Son, Inc.
                                (processor/packager/marketer of nuts, snacks and candy
                                products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                                distributes and markets health and beauty care products)
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)          President, Cook Street Holdings (consulting); Consultant, World          68
Trustee, 2002-present           Bank/Inter-American Development Bank; formerly, Project Leader,
                                International Institute for Applied Systems Analysis
                                (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)        Retired; formerly, Chairman, Harnischfeger Industries, Inc.              68
Trustee, 1981-present           (machinery for the mining and paper industries) (1999-2000);
                                prior thereto, Vice Chairman and Chief Financial Officer,
                                Monsanto Company (agricultural, pharmaceutical and
                                nutritional/food products) (1994-1999). Directorship:  RCP
                                Advisors, LLC (a private equity investment advisory firm)
-------------------------------------------------------------------------------------------------------------------
William McClayton (1944)        Managing Director of Finance and Administration, DiamondCluster          68
Trustee, 2004-present           International, Inc. (global management consulting firm)
                                (2001-present); formerly, Partner, Arthur Andersen LLP
                                (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                                Managers, YMCA of Metropolitan Chicago
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                              Number of
Position(s) Held with the                                                                         Funds in DWS
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                   Fund Complex
Served(1)                       Other Directorships Held                                          Overseen
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth & Associates, Inc. (consulting            71
Trustee, 2004-present           firm) (1983 to present).  Director, The European Equity Fund,
                                Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                                Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                                Trustee of New York Board DWS Funds; President and Trustee,
                                Trust for Investment Managers (registered investment company)
                                (1999-2002).  President, Investment Company Administration,
                                L.L.C. (1992*-2001); President, Treasurer and Director, First
                                Fund Distributors, Inc. (June 1990-January 2002); Vice
                                President, Professionally Managed Portfolios (May 1991-January
                                2002) and Advisors Series Trust (October 1996-January 2002)
                                (registered investment companies)

                                *    Inception date of the corporation which was the predecessor to the L.L.C.
-------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                              Number of
Position(s) Held with the                                                                         Funds in DWS
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                   Fund Complex
Served(1)                       Other Directorships Held                                          Overseen
-------------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)      Managing Director(3), Deutsche Asset Management (2006-present);         n/a
President, 2006-present         President, The Central Europe and Russia Fund, Inc. (since June
                                2006), The European Equity Fund, Inc. (since June 2006), The
                                New Germany Fund, Inc. (since June 2006), DWS Global High
                                Income Fund, Inc. (since June 2006), DWS Global Commodities
                                Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund,
                                Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc.
                                (since June 2006); formerly, Director of Fund Board Relations
                                (2004-2006) and Director of Product Development (2000-2004),
                                Merrill Lynch Investment Managers; Senior Vice President
                                Operations, Merrill Lynch Asset Management (1997-2000)
-------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)        Director(3), Deutsche Asset Management                                  n/a
Vice President and Assistant
Secretary, 1986-present
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)      Managing Director(3), Deutsche Asset Management (since July             n/a
Chief Financial Officer,        2004); formerly, Executive Director, Head of Mutual Fund
2004-present                    Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present         Vice President and Director of Mutual Fund Finance at UBS
                                Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)         Director(3), Deutsche Asset Management                                  n/a
Secretary, 2001-present
-------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)   Vice President, Deutsche Asset Management (since June 2005);            n/a
Assistant Secretary,            formerly, Counsel, New York Life Investment Management LLC
2005-present                    (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                              Number of
Position(s) Held with the                                                                         Funds in DWS
Trust and Length of Time        Principal Occupation(s) During Past 5 Years and                   Fund Complex
Served(1)                       Other Directorships Held                                          Overseen
-------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)      Director(3), Deutsche Asset Management (since September 2005);          n/a
Assistant Secretary,            formerly, Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)      Managing Director(3), Deutsche Asset Management                         n/a
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)       Director(3), Deutsche Asset Management                                  n/a
Assistant Treasurer,
2005-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)    Director(3), Deutsche Asset Management                                  n/a
(1957)
Assistant Treasurer,
2003-present
-------------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)          Managing Director(3), Deutsche Asset Management (since 2005);           n/a
Anti-Money Laundering           formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,             Compliance Officer for GE Asset Management (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)          Managing Director(3), Deutsche Asset Management (2003-present);         n/a
Chief Compliance Officer,       formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                    (1994-2003)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolios and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Portfolios and aggregate compensation from the fund complex during the calendar year 2005.

                                                                          Pension or
                                Compensation         Compensation         Retirement         Total Compensation
                                    from                 from          Benefits Accrued       Paid to Trustee
Name of                          Tax Exempt            Treasury           as Part of             from Fund
Trustee                           Portfolio            Portfolio         Fund Expenses        Complex(3)(4)(5)
-------                           ---------            ---------         -------------        ----------------

John W. Ballantine                $5,430                $1,870                $0                  $215,150
Donald L. Dunaway(1)              $5,510                $1,940                $0                  $224,660
James R. Edgar(2)                 $4,580                $1,610                $0                  $173,790
Paul K. Freeman                   $5,480                $1,890                $0                  $215,150
Robert B. Hoffman                 $4,930                $1,710                $0                  $187,940
William McClayton                 $4,750                $1,680                $0                  $181,180
Shirley D. Peterson(6)            $5,290                $1,870                $0                  $208,580
Robert H. Wadsworth               $4,520                $1,580                $0                  $224,510

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are [$____].

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are [$____].

(3) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5) If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6) Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

                                                                                         Aggregate Dollar Range of
                                                                                          Securities Owned in All
                                        Dollar Range of          Dollar Range of             Funds in the Fund
                                      Securities Owned in      Securities Owned in         Complex Overseen by
Name of Trustee                      Tax Exempt Portfolio       Treasury Portfolio                Trustee
---------------                      --------------------       ------------------                -------

John W. Ballantine                           None                        None                     Over $100,000
Donald L. Dunaway*                           None                        None                     Over $100,000
James R. Edgar*                              None                        None                     Over $100,000
Paul K. Freeman                              None                        None                     $1-$10,000**
Robert B. Hoffman                            None                        None                     Over $100,000
William McClayton                            None                        None                   $50,001-$100,000***
Shirley D. Peterson                          None                        None                     Over $100,000
William N. Shiebler                          None                        None                     Over $100,000
Robert H. Wadsworth                          None                        None                     Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**    Mr. Freeman owned over $100,000 in other funds within the DWS Fund
      Complex.

***   Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Trustee                          Trustee            Company      Title of Class        Basis            Basis
-------                          -------            -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

As of July 18, 2006, all Trustees and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of the Trusts' knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below:

As of July 18, 2006, 59,561,352.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 794,884,394.100 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 100,639.790 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: CAFPS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 99,134,567.200 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCEPS were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,071,5252.180 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 245,992,121.930 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 56,906,821.249 shares in the aggregate, or 98.91% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,837,645,640.810 shares in the aggregate, or 98.33% of the outstanding shares of Cash Account Trust: Government & Agency Securities
Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,423,906.020 shares in the aggregate, or 12.86% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 4,431,223.330 shares in the aggregate, or 6.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Premier Access Insurance Company, Attn: Hideo Kakiuchi, Sacramento, CA 95826-3200, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 8,591,407.740 shares in the aggregate, or 13.12% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,977,842.630 shares in the aggregate, or 61.03% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 844,151,330.414 shares in the aggregate, or 99.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,597,136,796.259 shares in the aggregate, or 90.53% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 214.980 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select shares were held in the name of DWS Scudder, Audit Account PD-02, Kansas City, MO 64105-1514, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,955,500.000 shares in the aggregate, or 10.77% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 160,849,715.110 shares in the aggregate, or 72.34% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,141,228.340 shares in the aggregate, or 5.46% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve shares were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,012,899.480 shares in the aggregate, or 8.69% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of City of Milwaukee Public Schools, David Kirchgessner - Comptroller, Milwaukee, WI 53208, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 21,332,570.440 shares in the aggregate, or 26.43% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of D.A. Davidson & Co., ICT GVT INST SHRS Omnibus Account #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 12,444,616.220 shares in the aggregate, or 15.42% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of Lane Industries, Northbrook, IL 60062-4500, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 11,336,911.270 shares in the aggregate, or 14.05% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of City of Milwaukee Public Schools, David Kirchgessner - Comptroller, Milwaukee, WI 53208, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,646,681.340 shares in the aggregate, or 24.34% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GIS were held in the name of Harvard Pilgrim Healthcare, Attn:
Accounting Dept., Wellesley, MA 02481-3609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,536,011.400 shares in the aggregate, or 5.19% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Denton County, C of O's, Denton, TX 76201-9026, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 10,396,066.370 shares in the aggregate, or 1.23% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Denton County, 2005 PI Bonds,
Attn: Cindy Yeats Brown, County Treasurer, Denton, TX 76201-9026, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 10,743,432.590 shares in the aggregate, or 18.67% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Comal County General Fund,
Attn: Susan Patterson, New Braunfels, TX 78130-5122, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,895,500.000 shares in the aggregate, or 4.45% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Parker County Cash Pool Account, Attn: Jim Thorp, Weatherford, TX 76086-5855, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,496,023.090 shares in the aggregate, or 9.29% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: Service shares were held in the name of Texas City ISD Maintenance Account, Attn: Richard L Etteredge, Texas City, TX 77592-1150, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 38,117,370.100 shares in the aggregate, or 21.70% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,583,000.000 shares in the aggregate, or 64.09% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Fiduciary Trust Co. International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,693,000.000 shares in the aggregate, or 5.52% of the outstanding shares of Investors Cash Trust: Government & Agency Securities
Portfolio: GMS were held in the name of Fiduciary Trust Co. International as agent, Non Compensation Account, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION


Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series:
Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Cash Managed Shares and Service Shares. Treasury Portfolio is divided into four classes of shares: Investment Class, Premier Money Market Shares, Institutional Shares (formerly Service Shares and DWS U.S. Treasury Money Fund Class S Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S shares, Managed Shares, Institutional Shares, Tax-Free Investment Class, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.


The Trusts generally are not required to hold meetings of their shareholders. Under the Agreements and Declarations of Trust, as amended, ("Declarations of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declarations of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.


The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Subject to the Declarations of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declarations of Trust provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declarations of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declarations of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorize the Board of Trustees to terminate a Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of a Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the trustees. Moreover, the Declarations of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and a Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Trust itself is unable to meet its obligations.


                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number of ICT Treasury Portfolio's Class S shares is ____________.

The CUSIP number of CAT Tax-Exempt Portfolio's Class S shares is ____________.

Treasury Portfolio has a fiscal year end of March 31. Tax-Exempt Portfolio has a fiscal year of April 30.


The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

          STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                                     PART C
                                OTHER INFORMATION

Item 23           Exhibits
-------           --------

                  (a)      (1)    Amended and Restated Agreement and Declaration of Trust dated March 17, 1990, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration
                                  Statement.

                  (b)      (1)    By-Laws of the Registrant are incorporated by reference to Post-Effective
                                  Amendment No. 5 to the Registration Statement.

                           (2)    Amended By-Laws of the Registrant, dated November 29, 2000, are incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                           (3)    Amendment to By-Laws of Registrant, dated November 19, 2003, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                           (4)    Amendment to By-Laws of Registrant, dated September 24, 2004, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                           (5)    Amendment to By-Laws of Registrant incorporated by reference to Post-Effective
                                  Amendment No. 37 to the Registrant's Registration Statement.

                  (c)      (1)    Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01
                                  par value, with respect to Money Market Portfolio Retail, Premier,
                                  Institutional, and Service Shares, is incorporated by reference to
                                  Post-Effective Amendment No. 10 to the Registration Statement.

                           (2)    Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01
                                  par value, with respect to Tax-Exempt Portfolio Scudder Managed and Scudder
                                  Institutional Shares, is incorporated by reference to Post-Effective Amendment
                                  No. 17 to the Registration Statement.

                           (3)    Re-designation of Classes of Shares of Beneficial Interest and Establishment and
                                  Designation of Additional Class of Shares of Beneficial Interest, $0.01 par
                                  value, with respect to the Premier Money Market Shares, Institutional Money
                                  Market Shares and Premium Reserve Money Market Shares within the Money Market
                                  Portfolio, dated November 11, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                           (4)    Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01
                                  par value, with respect to the Premier Money Market Shares and Service Shares
                                  within the Government Securities Portfolio is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                           (5)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to the Premier Money
                                  Market Shares within the Tax-Exempt Portfolio is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                                       3

                           (6)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to Institutional Select
                                  Money Market Shares within the Money Market Portfolio is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                           (7)    Amended and Restated Establishment and Designation of Classes of Shares of
                                  Beneficial Interest, with respect to Davidson Cash Equivalent Shares - Money
                                  Market and Davidson Cash Equivalent Plus Shares - Money Market within the Money
                                  Market Portfolio is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                           (8)    Amended and Restated Establishment and Designation of Classes of Shares of
                                  Beneficial Interest, with respect to Davidson Cash Equivalent Shares -
                                  Government & Agency and Davidson Cash Equivalent Plus Shares - Government &
                                  Agency within the Government & Agency Securities Portfolio is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                           (9)    Amended and Restated Establishment and Designation of Classes of Shares of
                                  Beneficial Interest, with respect to Davidson Cash Equivalent Shares - Tax
                                  Exempt within the Tax-Exempt Portfolio is incorporated by reference to
                                  Post-Effective Amendment No. 30 to the Registration Statement.

                          (10)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to Capital Assets Funds
                                  Shares and Capital Assets Funds Preferred Shares within the Money Market
                                  Portfolio, incorporated by reference to Post-Effective Amendment No. 33 to the
                                  Registrant's Registration Statement.

                          (11)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value with respect to Capital Assets Funds
                                  Shares within the Government & Agency Securities Portfolio, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                          (12)    Amended and Restated Establishment and Designation of Additional Class of Shares
                                  of Beneficial Interest, $0.01 par value, with respect to Capital Assets Funds
                                  Shares and Service Shares II within Tax-Exempt Portfolio, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                          (13)    Amended and Restated Establishment and Designation of Additional Classes of
                                  Shares of Beneficial Interest, with respect to DWS Tax-Free Money Fund, DWS
                                  Tax-Exempt Money Fund Class S and Tax-Free Investment Class within the
                                  Tax-Exempt Portfolio incorporated by reference to Post-Effective Amendment No.
                                  37 to the Registrant's Registration Statement.


                          (14)    Amended and Restated Establishment and Designation of Additional Classes of
                                  Shares of Beneficial Interest, with respect to DWS Government & Agency Money
                                  Fund, DWS Government Cash Institutional Shares and Government Cash Managed
                                  Shares within the Government & Agency Securities Portfolio incorporated by reference to Post-Effective Amendment No. 37 to the Registrant's Registration
                                  Statement.

                  (d)      (1)    Investment Management Agreement between the Registrant and Scudder Kemper
                                  Investments, Inc., is incorporated by reference to Post-Effective Amendment No.
                                  8 to the Registration Statement.

                                       4

                           (2)    Investment Management Agreement between the Registrant and Scudder Kemper
                                  Investments, Inc., dated September 7, 1998, is incorporated by reference to
                                  Post-Effective Amendment No. 16 to the Registration Statement.

                           (3)    Investment Management Agreement between the Registrant, on behalf of Money
                                  Market Portfolio, Tax-Exempt Portfolio and Government Securities Portfolio, and
                                  Deutsche Investment Management Americas Inc., dated April 5, 2002 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration
                                  Statement.

                           (4)    First Amendment to Investment Management Agreement, dated March 19, 2003 is incorporated by reference to Post-Effective Amendment No. 26 to the Registration
                                  Statement.

                           (5)    Investment Management Agreement between the Registrant, on behalf of Money
                                  Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt
                                  Portfolio and Deutsche Investment Management Americas Inc. dated _______, 2006.
                                  (To be filed by Amendment).

                  (e)      (1)    Underwriting and Distribution Services Agreement between the Registrant and
                                  Kemper Distributors, Inc., dated January 15, 1999, is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.

                           (2)    Underwriting and Distribution Services Agreement between the Registrant and
                                  Kemper Distributors, Inc., dated October 1, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (3)    Underwriting and Distribution Services Agreement between the Registrant and
                                  Scudder Distributors, Inc., dated April 5, 2002 is incorporated by reference to
                                  Post-Effective Amendment No. 23 to the Registration Statement.

                           (4)    Underwriting and Distribution Services Agreement between the Registrant and DWS
                                  Scudder Distributors, Inc. dated ______, 2006.
                                  (To be filed by Amendment).

                  (f)             Not applicable

                  (g)      (1)    Custodian Agreement between the Registrant and State Street Bank and Trust
                                  Company ("State Street Bank"), dated April 19, 1999, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement.

                           (2)    Amended Custodian Agreement between the Registrant and State Street Bank and
                                  Trust Company ("State Street Bank"), dated January 5, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                  (h)      (1)    Agency Agreement between the Registrant and Kemper Service Company, dated
                                  September 6, 1990, is incorporated by reference to Post-Effective Amendment No.
                                  5 to the Registration Statement.

                           (2)    Supplement, dated April 1, 1995, to Agency Agreement between the Registrant and
                                  Kemper Service Company, is incorporated by reference to Post-Effective Amendment
                                  No. 6 to the Registration Statement.

                           (3)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                  Government Securities Portfolio, and Scudder Fund Accounting Corporation, dated
                                  December 31, 1997, is incorporated by reference to Post-Effective Amendment No.
                                  8 to the Registration Statement.

                                       5

                           (4)    Fund Accounting Services Agreement between the Registrant, on behalf of Money
                                  Market Portfolio, and Scudder Fund Accounting Corporation dated December 31,
                                  1997, is incorporated by reference to Post-Effective Amendment No. 8 to the
                                  Registration Statement.

                           (5)    Fund Accounting Services Agreement between the Registrant, on behalf of
                                  Tax-Exempt Portfolio, and Scudder Fund Accounting Corporation, dated December
                                  31, 1997, is incorporated by reference to Post-Effective Amendment No. 8 to the
                                  Registration Statement.

                           (6)    First Amendment to Fund Accounting Services Agreement, dated March 19, 2003 is incorporated by reference to Post-Effective Amendment No. 26 to the Registration
                                  Statement.

                           (7)    Form of Administration, Shareholder Services and Distribution Agreement dated
                                  July 1998 between the Registrant, and Kemper Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement.

                           (8)    Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio -- Retail Shares, and Kemper Distributors, Inc.,
                                  dated January 15, 1999, is incorporated by reference to Post-Effective Amendment
                                  No. 10 to the Registration Statement.

                           (9)    Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio -- Premier Shares, and Kemper Distributors,
                                  Inc., dated January 15, 1999, is incorporated by reference to Post-Effective
                                  Amendment No. 10 to the Registration Statement.

                          (10)    Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio -- Institutional Shares, and Kemper
                                  Distributors, Inc., dated January 15, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 10 to the Registration Statement.

                          (11)    Form of Administration and Shareholder Services Agreement between the
                                  Registrant, on behalf of the Tax-Exempt Portfolio Cash Managed Shares, and
                                  Kemper Distributors, Inc., dated September 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 16 to the Registration Statement.

                          (12)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Money Market Portfolio -- Premier Money Market Shares, and Kemper
                                  Distributors, Inc., dated November 30, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                          (13)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Government Securities Portfolio --Premier Money Market Shares, and
                                  Kemper Distributors, Inc, dated November 30, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                          (14)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Tax-Exempt Portfolio -- Premier Money Market Shares, and Kemper
                                  Distributors, Inc, dated November 30, 1999, is incorporated by reference to
                                  Post-Effective Amendment No. 18 to the Registration Statement.

                                       6

                          (15)    Shareholder Services Agreement between the Registrant, on behalf of Premium
                                  Reserve Money Market Shares and Institutional Money Market Shares of Money
                                  Market Portfolio and Tax-Exempt Cash Managed Shares of Tax-Exempt Portfolio, and
                                  Scudder Distributors, Inc., dated July 1, 2001, is incorporated by reference to
                                  Post-Effective Amendment No. 22 to the Registration Statement.

                          (16)    Letters of Indemnity to the Scudder Funds dated September 10, 2004; and Letter of
                                  Indemnity to the Independent Directors/Trustees dated September 10, 2004, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                  Statement.

                          (17)    Administration and Shareholder Services Agreement between the Registrant, on behalf of the Tax-Exempt Portfolio -- Tax-Free Investment Class and DWS Scudder
                                  Distributors, Inc. dated ______, 2006.
                                  (To be filed by Amendment).

                          (18)    Shareholder Services Agreement between the Registrant, on behalf of Government &
                                  Agency Portfolio -- Government Cash Managed Shares and DWS Scudder Distributors,
                                  Inc. dated ______, 2006.
                                  (To be filed by Amendment).

                  (i)             Legal Opinions of Counsel are incorporated by reference to Post-Effective
                                  Amendment Nos. 25 & 34 to the Registration Statements.

                                  Legal Opinion of Counsel.
                                  (Filed herein).

                  (j)             Consent of Independent Registered Public Accounting Firm.
                                  (Filed herein).

                  (k)             Not applicable.

                  (l)             Not applicable.

                  (m)      (1)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of Tax-Exempt
                                  Portfolio, and Kemper Distributors, Inc., dated August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement.

                           (2)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of Government
                                  Securities Portfolio, and Kemper Distributors, Inc., dated August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                  Statement.

                           (3)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of Money
                                  Market Portfolio, and Kemper Distributors, Inc., dated August 1, 1998, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                  Statement.

                           (4)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Premier Money Market Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (5)    12b-1 Plan between the Registrant, on behalf of the Government Securities
                                  Portfolio -- Premier Money Market Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration
                                  Statement.

                                       7

                           (6)    12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio --
                                  Premier Money Market Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (7)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of the Money
                                  Market Portfolio -- Service Shares, dated November 16, 1999 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (8)    Amended and Restated 12b-1 Plan between the Registrant, on behalf of the
                                  Tax-Exempt Portfolio -- Service Shares, dated November 16, 1999 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (9)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Institutional Money Market Shares, dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                          (10)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Premium Reserve Money Market Shares, dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                          (11)    12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio --
                                  Tax-Exempt Cash Managed Shares, dated July 1, 2001, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

                          (12)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Davidson Cash Equivalent Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (13)    12b-1 Plan between the Registrant, on behalf of the Government & Agency
                                  Securities Portfolio -- Davidson Cash Equivalent Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the
                                  Registration Statement.

                          (14)    12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio --
                                  Davidson Cash Equivalent Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (15)    12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio --
                                  Davidson Cash Equivalent Plus Shares, dated September 27, 2004 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (16)    12b-1 Plan between the Registrant, on behalf of the Government & Agency
                                  Securities Portfolio -- Davidson Cash Equivalent Plus Shares, dated September 27,
                                  2004 is incorporated by reference to Post-Effective Amendment No. 30 to the
                                  Registration Statement.

                          (17)    12b-1 Plan between the Registrant, on behalf of Money Market Portfolio -- Capital
                                  Assets Funds Shares, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registrant's Registration Statement.

                          (18)    12b-1 Plan between the Registrant, on behalf of Government & Agency Securities
                                  Portfolio -- Capital Assets Funds Shares, dated May 12, 2005, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration
                                  Statement.

                                       8

                          (19)    12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio -- Capital
                                  Assets Funds Shares, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registrant's Registration Statement.

                          (20)    12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio -- Service
                                  II Shares, dated May 12, 2005, incorporated by reference to Post-Effective
                                  Amendment No. 33 to the Registrant's Registration Statement.

                          (21)    12b-1 Plan between the Registrant on behalf of Money Market Portfolio -- Capital
                                  Assets Funds Preferred Shares dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registrant's Registration Statement.

                          (22)    12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio -- Tax-Free
                                  Investment Class Shares dated ______, 2006.
                                  (To be filed by Amendment).

                          (23)    12b-1 Plan between the Registrant, on behalf of Government & Agency Portfolio --
                                  Government Cash Managed Shares dated _______, 2006.
                                  (To be Filed by Amendment).

                  (n)      (1)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Series, dated November 17, 1998, is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.

                           (2)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated September 28, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

                           (3)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (4)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Government Securities Portfolio, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (5)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

                           (6)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (7)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated July 1, 2001 is incorporated by reference to
                                  Post-Effective Amendment No. 23 to the Registration Statement.

                           (8)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated December 1, 2002 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                           (9)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Government & Agency Securities Portfolio, dated September 27, 2004 incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                                  Statement.

                                       9

                          (10)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated September 27, 2004 incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (11)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated September 27, 2004 incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

                          (12)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registration Statement.

                          (13)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Government & Agency Securities Portfolio, dated May 12, 2005, incorporated by reference to Post-Effective Amendment No. 33 to the Registration
                                  Statement.

                          (14)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated May 12, 2005, incorporated by reference to
                                  Post-Effective Amendment No. 33 to the Registration Statement.

                          (15)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of Tax-Exempt Portfolio, dated _______, 2006.
                                  (To be filed Amendment).

                          (16)    Amended and Restated Multi-Distribution System Plan -- Rule 18f-3 Plan, on behalf of Government & Agency Securities Portfolio, dated _______, 2006.
                                  (To be filed by Amendment).

                  (p)      (1)    Code of Ethics for Cash Account Trust is incorporated by reference to
                                  Post-Effective Amendment No. 20 to the Registration Statement.

                           (2)    Code of Ethics for Scudder Funds, as of April 5, 2002 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                           (3)    Code of Ethics for Deutsche Asset Management, dated February 1, 2004 is incorporated by reference to Post-Effective Amendment No. 27 to the Registration
                                  Statement.

                           (4)    Code of Ethics for Deutsche Asset Management, dated June 1, 2004, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                  Statement.

                           (5)    Code of Ethics for Deutsche Asset Management, dated January 1, 2005, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration
                                  Statement.

                           (6)    Consolidated Fund Code of Ethics dated March 14, 2006 is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

Item 24           Persons Controlled by or under Common Control with Fund
-------           -------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and

                                       10


                  17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and
                  Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested
                  Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law.  The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust.  In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain.  In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction").  In connection with the Trustees' evaluation of the
                  Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the
                  "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the
                  Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant
                  ("Private Litigation and Enforcement Actions").  In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is


                                       11

                  made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the
                  Private Litigation and Enforcement, including without limitation:

                  1.       all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement
                           Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2.       all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3.       any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

                  4.       any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the
                           Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5.       all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

                  DeIM is not required to pay costs or expenses or provide indemnification to or for any individual
                  Non-interested Trustee (i) with respect to any particular proceeding or action as to which the
                  Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested
                  Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action.  In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular



                                                          12

                  proceeding or action, and there is a final adjudication in such proceeding or action of the
                  Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche  Investment  Management Americas
                  Inc., the investment advisor, has engaged in any other business,  profession,  vocation or employment of a  substantial  nature  other than that of the  business of  investment  management  and,  through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Scudder  Distributors,  Inc. acts as principal underwriter of the Registrant's shares and acts as principal  underwriter for registered  open-end management  investment  companies other funds managed by Deutsche  Investment  Management  Americas  Inc.,  Deutsche Asset  Management  Inc. and Investment
                  Company Capital Corp.

                  (b)

                  Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below.  The principal business address is 222 South Riverside
                  Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors,
          Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Michael L. Gallagher           Director and President                    None
         222 South Riverside Plaza
         Chicago, IL 60606

         Philipp Hensler                Director, Chairman of the Board and CEO   None
         345 Park Avenue
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      President
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and Vice President               None
         345 Park Avenue
         New York, NY 10154

         Michael Concannon              Chief Financial Officer and Treasurer     None
         345 Park Avenue
         New York, NY 10154

                                                          13

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors,
          Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Katie Rose                     Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         John Robbins                   Vice President and AML Compliance Officer AML Compliance Officer
         345 Park Avenue
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       Assistant Secretary
         222 South Riverside Plaza
         Chicago, IL 60606


         (c)      Not applicable

Item 28           Location of Accounts and Records
-------           --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of
                  Registrant's investment adviser, Deutsche Investment Management Americas Inc., 222 South Riverside
                  Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, DWS
                  Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions or transfer agency functions, at the offices of the custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110
                  or, in the case of records concerning transfer agency functions, at the offices of DST Systems,
                  Inc., 127 West 10th Street, Kansas City, Missouri, and of the shareholder service agent, DWS
                  Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29           Management Services
-------           -------------------

                  Not applicable.

                                                          14

Item 30           Undertakings
-------           ------------

                  Not applicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on the 28th day of July 2006.

                                                      CASH ACCOUNT TRUST

                                                      By: /s/ Michael G. Clark
                                                          --------------------
                                                          Michael G. Clark
                                                          President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


   SIGNATURE                            TITLE                                          DATE
   ---------                            -----                                          ----

   /s/ Michael G. Clark
   --------------------------------------
   Michael G. Clark                          President                                 July 28, 2006

   /s/ Shirley D. Peterson
   --------------------------------------
   Shirley D. Peterson*                      Chairperson and Trustee                   July 28, 2006

   /s/ Paul H. Schubert
   --------------------------------------
   Paul H. Schubert                          Chief Financial Officer                   July 28, 2006
                                             and Treasurer

   /s/ John W. Ballantine
   --------------------------------------
   John W. Ballantine*                       Trustee                                   July 28, 2006

   /s/ Donald L. Dunaway
   --------------------------------------
   Donald L. Dunaway*                        Trustee                                   July 28, 2006

   /s/ James R. Edgar
   --------------------------------------
   James R. Edgar*                           Trustee                                   July 28, 2006

   /s/ Paul K. Freeman
   --------------------------------------
   Paul K. Freeman*                          Trustee                                   July 28, 2006

   /s/ Robert B. Hoffman
   --------------------------------------
   Robert B. Hoffman*                        Trustee                                   July 28, 2006

   /s/ William McClayton
   --------------------------------------
   William McClayton*                        Trustee                                   July 28, 2006

   /s/ Robert H. Wadsworth
   --------------------------------------
   Robert H. Wadsworth*                      Trustee                                   July 28, 2006


*By:     /s/ Caroline Pearson
         --------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney filed in Post-Effective Amendment No. 33 filed May 13, 2005.

                                                     1933 Act File No. 33-32476
                                                     1940 Act File No. 811-5970



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 38

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 39

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                               CASH ACCOUNT TRUST

                               CASH ACCOUNT TRUST

                                  EXHIBIT INDEX

                                       (i)
                                       (j)